UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INVESTMENTS FUNDS, INC.

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March 2, 2009

Dear Contract Owner:

We are asking for your support for a series of proposals affecting your investment in the Total Return Fund (the “Fund”), an investment portfolio of the GE Investments Funds, Inc. (the “Company”).

A special meeting (the “Meeting”) of the shareholders of the Fund will be held on April 9, 2009, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. As a record owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Fund, you have the right to instruct Genworth Life and Annuity Insurance Company or Genworth Life Insurance Company of New York as to the manner in which the shares of the Fund attributable to your variable contract should be voted.

At the Meeting, shareholders will be asked to consider a number of proposals intended to improve the management and competitiveness of the Fund, as well as the attractiveness of the Fund to current and prospective investors. For the reasons summarized below and explained in more detail in the accompanying proxy statement, GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the board of directors of the Company (the “Board”) unanimously recommend that you vote in favor of each of the proposals.

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and would not have the means to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing:

(1) the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers;

(2) the retention of Urdang Securities Management, Inc. to manage assets of the Fund allocated by GEAM to real estate related investments;

(3) the modernization of various investment policies of the Fund; and

(4) an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM and to reflect various additional oversight and other responsibilities delegated to GEAM.

GEAM and the Board also believe that the Fund needs to become more attractive to current and prospective investors by improving services provided to shareholders and owners of variable contracts and thereby enhance efforts to distribute the Fund’s shares. To achieve this goal, GEAM and the Board are proposing:

(5) the adoption or amendment of distribution and service plans for three of the four classes of shares of the Fund.

As an owner of a variable contract who indirectly invests in the Fund, you are being asked to provide voting instructions on each proposal. The Board has determined that each of these proposals is in the best interests of the Fund, its shareholders and owners of variable contracts such as you and unanimously recommends that you vote in favor of each proposal.

To ensure that your instructions are counted, please

•	Mark your votes on the enclosed Voting Instruction Form

•	Sign and mail your Voting Instruction Form promptly

•	You may also vote by telephone or on the Internet

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please contact the Company toll free at 866-615-7868.

2

March 2, 2009

Dear Contract Owner:

We are asking for your support for a series of proposals affecting your investment in the Total Return Fund (the “Fund”), an investment portfolio of the GE Investments Funds, Inc. (the “Company”).

A special meeting (the “Meeting”) of the shareholders of the Fund will be held on April 9, 2009, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. As a record owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Fund, you have the right to instruct Standard Insurance Company as to the manner in which the shares of the Fund attributable to your variable contract should be voted.

At the Meeting, shareholders will be asked to consider a number of proposals intended to improve the management and competitiveness of the Fund, as well as the attractiveness of the Fund to current and prospective investors. For the reasons summarized below and explained in more detail in the accompanying proxy statement, GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the board of directors of the Company (the “Board”) unanimously recommend that you vote in favor of each of the proposals.

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and would not have the means to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing:

(1)	the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers;

(2)	the retention of Urdang Securities Management, Inc. to manage assets of the Fund allocated by GEAM to real estate related investments;

(3)	the modernization of various investment policies of the Fund; and

(4)	an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM and to reflect various additional oversight and other responsibilities delegated to GEAM.

GEAM and the Board also believe that the Fund needs to become more attractive to current and prospective investors by improving services provided to shareholders and owners of variable contracts and thereby enhance efforts to distribute the Fund’s shares. To achieve this goal, GEAM and the Board are proposing:

(5) the adoption or amendment of distribution and service plans for three of the four classes of shares of the Fund.

As an owner of a variable contract who indirectly invests in the Fund, you are being asked to provide voting instructions on each proposal. The Board has determined that each of these proposals is in the best interests of the Fund, its shareholders and owners of variable contracts such as you and unanimously recommends that you vote in favor of each proposal.

To ensure that your instructions are counted, please

•	Mark your votes on the enclosed Voting Instruction Form

•	Sign and mail your Voting Instruction Form promptly

•	You may also vote by telephone or on the Internet

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please contact the Company toll free at 866-615-7868.

2

March 2, 2009

Dear Contract Owner:

We are asking for your support for a series of proposals affecting your investment in the Total Return Fund (the “Fund”), an investment portfolio of the GE Investments Funds, Inc. (the “Company”).

A special meeting (the “Meeting”) of the shareholders of the Fund will be held on April 9, 2009, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. As a record owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Fund, you have the right to instruct Pacific Life Insurance Company as to the manner in which the shares of the Fund attributable to your variable contract should be voted.

At the Meeting, shareholders will be asked to consider a number of proposals intended to improve the management and competitiveness of the Fund, as well as the attractiveness of the Fund to current and prospective investors. For the reasons summarized below and explained in more detail in the accompanying proxy statement, GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the board of directors of the Company (the “Board”) unanimously recommend that you vote in favor of each of the proposals.

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and would not have the means to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing:

(1)	the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers;

(2)	the retention of Urdang Securities Management, Inc. to manage assets of the Fund allocated by GEAM to real estate related investments;

(3)	the modernization of various investment policies of the Fund; and

(4)	an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM and to reflect various additional oversight and other responsibilities delegated to GEAM.

GEAM and the Board also believe that the Fund needs to become more attractive to current and prospective investors by improving services provided to shareholders and owners of variable contracts and thereby enhance efforts to distribute the Fund’s shares. To achieve this goal, GEAM and the Board are proposing:

(5) the adoption or amendment of distribution and service plans for three of the four classes of shares of the Fund.

As an owner of a variable contract who indirectly invests in the Fund, you are being asked to provide voting instructions on each proposal. The Board has determined that each of these proposals is in the best interests of the Fund, its shareholders and owners of variable contracts such as you and unanimously recommends that you vote in favor of each proposal.

To ensure that your instructions are counted, please

•	Mark your votes on the enclosed Voting Instruction Form

•	Sign and mail your Voting Instruction Form promptly

•	You may also vote by telephone or on the Internet

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please contact the Company toll free at 866-615-7868.

2

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF THE TOTAL RETURN FUND

TO BE HELD ON APRIL 9, 2009

To owners of variable life insurance contracts and variable annuity contracts (each, a “variable contract”) issued by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company, or Pacific Life Insurance Company (collectively, the “Insurance Companies”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Total Return Fund (the “Fund”), an investment portfolio of GE Investments Funds, Inc. (the “Company”), will be held on April 9, 2009 at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

2. To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C. Amendment of the Fund’s investment policy on senior securities.

D. Amendment of the Fund’s investment policy on real estate investments.

E. Amendment of the Fund’s investment policies on making loans.

F. Amendment of the Fund’s investment policies on borrowing.

G. Amendment of the Fund’s investment policies on diversification.

H. Amendment of the Fund’s investment policy on concentration of investments.

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5. To approve new or amended plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (each, a “12b-1 plan”), as follows:

A. For Class 1 shares, a new 12b-1 plan.

B. For Class 2 shares, an amended 12b-1 plan.

C. For Class 3 shares, an amended 12b-1 plan.

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

Separate accounts of the Insurance Companies are the only shareholders of the Fund. However, the Insurance Companies hereby solicit, and agree to vote the shares of the Fund attributable to their separate accounts at the Meeting in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.

As a variable contract owner of record at the close of business on February 4, 2009, you have the right to instruct your Insurance Company as to the manner in which shares of the Fund attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important to us regardless of the number of shares it represents.

By Order of the Board of Directors

Jeanne M. La Porta

Secretary

Stamford, Connecticut

February 27, 2009

2

GE INVESTMENTS FUNDS, INC.

Total Return Fund

3001 Summer Street

Stamford, Connecticut 06905

February 27, 2009

PROXY STATEMENT

This Proxy Statement is being furnished on behalf of the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company and Pacific Life Insurance Company (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on February 4, 2009 allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the Total Return Fund (the “Fund”), an investment portfolio of the Company. This Proxy Statement and attached materials are being mailed on or about March 2, 2009.

Supplied with this Proxy Statement is a Voting Instruction Form for the owners of variable contracts to use to instruct the Insurance Company that issued their variable contract how to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) or at any adjournment(s) or postponement(s) thereof. The Meeting will be held on April 9, 2009, at 3:00 p.m., Eastern time, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

At the Meeting, the shareholders of the Fund will be asked to vote on the following matters:

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

2. To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’ investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C. Amendment of the Fund’s investment policy on senior securities.

D. Amendment of the Fund’s investment policy on real estate investments.

E. Amendment of the Fund’s investment policies on making loans.

F. Amendment of the Fund’s investment policies on borrowing.

G. Amendment of the Fund’s investment policies on diversification.

H. Amendment of the Fund’s investment policy on concentration of investments.

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM (the “Advisory Agreement”) to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5. To approve new or amended plans (each, a “12b-1 plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), as follows:

A. For Class 1 shares, a new 12b-1 plan.

B. For Class 2 shares, an amended 12b-1 plan.

C. For Class 3 shares, an amended 12b-1 plan.

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

The Board has fixed February 4, 2009 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Shares of the Fund will vote on the following proposals, as shown below and as described more fully herein, and on such other matters as may properly come before the Meeting:

	All Classes Voting Together	Class 1 Shares	Class 2 Shares	Class 3 Shares	Class 4 Shares
Proposal 1: Approval of the use of a “manager of managers” arrangement.	X

Proposal 2: Approval of a new Sub-Advisory Agreement with Urdang.	X

Proposal 3A: Approval of the amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.	X

Proposal 3B: Approval of the elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.	X

Proposal 3C: Approval of the amendment of the Fund’s investment policy on senior securities.	X

Proposal 3D: Approval of the amendment of the Fund’s investment policy on real estate investments.	X

Proposal 3E: Approval of the amendment of the Fund’s investment policies on making loans.	X

Proposal 3F: Approval of the amendment of the Fund’s investment policies on borrowing.	X

Proposal 3G: Approval of the amendment of the Fund’s investment policies on diversification.	X

Proposal 3H: Approval of the amendment of the Fund’s investment policy on concentration of investments.	X

Proposal 3I: Approval of the amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.	X

	All Classes Voting Together	Class 1 Shares	Class 2 Shares	Class 3 Shares	Class 4 Shares

Proposal 4: Approval of an amendment to the Advisory Agreement.	X

Proposal 5A: Approval of a new 12b-1 plan.		X

Proposal 5B: Approval of an amended 12b-1 plan.			X

Proposal 5C: Approval of an amended 12b-1 plan.				X

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders are available on the Company’s website at www.geam.com or will be furnished without charge upon request by writing to the Company at 3001 Summer Street, Stamford, Connecticut 06905 or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company), 1-800-313-5282 (for Genworth Life Insurance Company of New York), 1-800-262-7111 (for Standard Insurance Company) or 1-800-722-4448 (for Pacific Life Insurance Company).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 9, 2009:

This proxy statement is available on the internet at www.proxyweb.com.

TABLE OF CONTENTS

BACKGROUND ON THE PROPOSALS	6
What is the purpose of the Meeting?	6
Why are shareholders being asked to approve a “manager of managers” arrangement in Proposal 1?	6
Why are shareholders being asked to approve a Sub-Advisory Agreement with Urdang in Proposal 2?	7
Why are shareholders being asked to amend, eliminate or reclassify certain investment policies of the Fund in Proposal 3?	7
Why is GEAM proposing to amend the Advisory Agreement in Proposal 4?	7
Why are shareholders being asked to approve new or amended 12b-1 plans with respect to their class of shares in Proposal 5?	8
How will the total operating expenses of the Fund be affected if the Proposals are approved by shareholders?	9
Does the approval of any proposal depend on the approval of any other proposals or other events?	10

VOTING INFORMATION	11
General	11
Solicitation of Voting Instructions	11
Shareholder Information	12
Quorum	12
Vote Required	13
Adjournments	13

PROPOSAL 1: APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL	14
Background	14
“Manager of Managers” Arrangement	14
Application of the Proposed “Manager of Managers” Arrangement by the Fund	15
Board Approval of “Manager of Managers” Arrangement	16

PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH URDANG WHEREBY URDANG WILL MANAGE THOSE ASSETS OF THE FUND ALLOCATED BY GEAM TO BE INVESTED IN REAL ESTATE RELATED INVESTMENTS	17
Background	17
Information About Urdang Securities Management, Inc.	17
Material Terms of the Proposed Sub-Advisory Agreement	18
Matters Considered by the Board	20
Interests of Directors and Officers in the Proposal	22
Implementation	22

PROPOSAL 3: APPROVAL OF THE AMENDMENT, ELIMINATION OR RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES OF THE FUND	23
Background	23
Benefit to the Fund of Changes in Certain Investment Policies	23
Board Approval of Proposed Changes to the Fund’s Investment Policies	24
Proposal 3A: Amendment of the Fund’s Investment Policies on Illiquid Investments and their Reclassification from Fundamental Policies to a Non-Fundamental Policy	24
Proposal 3B: Elimination of the Fund’s Investment Policy on Mortgaging, Pledging and Hypothecating of Investments	25
Proposal 3C: Amendment of the Fund’s Investment Policy on Senior Securities	25
Proposal 3D: Amendment of the Fund’s Investment Policy on Real Estate Investments	26

Proposal 3E: Amendment of the Fund’s Investment Policies on Making Loans	27
Proposal 3F: Amendment of the Fund’s Investment Policies on Borrowing	28
Proposal 3G: Amendment of the Fund’s Investment Policies on Diversification	30
Proposal 3H: Amendment of the Fund’s Investment Policy on Concentration of Investments	31
Proposal 3I: Amendment of the Fund’s Policy on Investments in Commodities and its Reclassification from a Non-Fundamental Policy to a Fundamental Policy	32

PROPOSAL 4: APPROVAL OF AN INCREASE IN THE ADVISORY FEE RATE PAID BY THE FUND TO GEAM AND CERTAIN OTHER CHANGES TO THE ADVISORY AGREEMENT	34
Background	34
Current Advisory Agreement	34
Expense Limitation Agreement	35
Proposed Amendments to the Advisory Agreement	35
Reasons for the Proposed Amendments to the Advisory Agreement	36
Matters Considered by the Board	37
Implementation	40

PROPOSAL 5: APPROVAL OF NEW DISTRIBUTION AND SERVICE PLAN FOR CLASS 1 SHARES AND AMENDED DISTRIBUTION AND SERVICE PLANS FOR CLASS 2 SHARES AND CLASS 3 SHARES	41
Background	41
Proposal 5A	42
Proposals 5B and 5C	44
Matters Considered by the Board	47

ADDITIONAL INFORMATION ABOUT GEAM	49
Information about GEAM	49
GEAM’s Management of Funds with Similar Objectives	52
Amounts Paid to Affiliates	52

ADDITIONAL INFORMATION ABOUT THE COMPANY	53
Interests of Directors and Officers in the Proposals	53

OTHER INFORMATION	55
Reports to Shareholders	55
Shareholder Proposals	55
Other Business	55

EXHIBIT A: Form of Proposed Sub-Advisory Agreement with Urdang Securities Management, Inc.	A-1

EXHIBIT B: Additional Information About Urdang Securities Management, Inc.	B-1

EXHIBIT C: Form of Proposed Amendment to the Investment Advisory and Administration Agreement	C-1

EXHIBIT D: Investment Advisory and Administration Agreement	D-1

EXHIBIT E: Summary of Administrative Services Covered by Class 1 Investor Service Plan	E-1

EXHIBIT F: Class 1 Distribution and Service Plan	F-1

EXHIBIT G: Class 2 Distribution and Service Plan	G-1

EXHIBIT H: Class 3 Distribution and Service Plan	H-1

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Board called the Meeting to present to you several proposals intended to improve the management and competitiveness of the Fund, as well as the attractiveness of the Fund for current and prospective investors.

GEAM and the Board believe that each of the proposals is in the best interests of the Fund, its shareholders and owners of variable contracts indirectly invested in the Fund, and unanimously recommend that you vote in favor of each proposal.

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and the current advisory fee that GEAM receives from the Fund will not be adequate to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing: (1) the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers (Proposal 1); (2) the retention of Urdang as a new sub-adviser to the Fund to manage assets of the Fund allocated by GEAM to real estate related investments (Proposal 2), (3) the modernization of various investment policies of the Fund (Proposal 3); and (4) an amendment to the Advisory Agreement to increase the advisory fee payable to GEAM to reflect additional oversight and other responsibilities delegated to GEAM (Proposal 4).

Taken together, approval of the foregoing proposals would significantly enhance GEAM’s ability to efficiently diversify the Fund’s investments, which is of particular importance in volatile market conditions.

GEAM and the Board also believe that the Fund needs to become more attractive to current and prospective investors by improving services provided to shareholders and owners of variable contracts and thereby enhance efforts to distribute the Fund’s shares. To achieve this goal, GEAM and the Board are proposing the adoption or amendment of distribution and service plans for three of the four classes of shares of the Fund (Proposal 5).

Why are shareholders being asked to approve a “manager of managers” arrangement in Proposal 1?

GEAM does not have the investment management capability to manage all asset classes and market segments, or to fully utilize certain investment techniques and strategies in which it does not have extensive experience. Therefore, in order to take full advantage of the additional investment flexibility being proposed for the Fund, GEAM would need to retain highly qualified sub-advisers with expertise in those asset classes, market segments, techniques and strategies. A “manager of managers” arrangement would permit GEAM, subject to Board approval, to appoint unaffiliated sub-advisers and enter into and amend sub-advisory agreements with unaffiliated sub-advisers for the Fund without shareholder approval. The proposed “manager of managers” arrangement is intended to enable GEAM to operate with greater efficiency by allowing it to retain sub-advisers best suited to the needs of the Fund without incurring the expense and delays of obtaining shareholder approval of agreements with sub-advisers.

GEAM believes that a “manager of managers” investment approach would provide an important management capability: the ability to efficiently obtain and deploy the services of sub-advisers with investment expertise to complement GEAM’s capabilities. Although a potential disadvantage of a “manager of managers” investment approach for the Fund is that retention of new sub-advisers or replacement of sub-advisers often entails adjustments in the Fund’s portfolio that results in portfolio expenses, GEAM and the Board believe that judicious use of the approach would be beneficial to the Fund.

Operation of a manager of managers arrangement would be subject to oversight of GEAM and the Board. GEAM would be directly responsible for monitoring a sub-adviser’s performance and compliance with the Fund’s investment objectives and investment strategies, and no sub-adviser could be appointed, removed or replaced without the approval of the Board.

Why are shareholders being asked to approve a Sub-Advisory Agreement with Urdang in Proposal 2?

GEAM and the Board have determined that retaining a sub-adviser with expertise in real estate investment to manage the Fund’s real estate-related investments would be beneficial to the Fund and its shareholders. Real estate-related investments have the potential to provide important diversification to the Fund’s portfolio and are therefore desirable in certain market conditions over the long term. Consequently, shareholders are being asked to approve a proposed Sub-Advisory Agreement whereby Urdang will manage those assets of the Fund allocated by GEAM to real estate-related investments.

Why are shareholders being asked to amend, eliminate or reclassify certain investment policies of the Fund in Proposal 3?

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies (including investment restrictions). Proposal 3 would broaden various investment policies of the Fund and is intended to provide the Fund’s portfolio managers the flexibility to invest the Fund’s assets in a broader range of asset classes and market segments and to utilize additional investment techniques and strategies to the extent permitted under current law. This Proposal also would modernize the Fund’s investment policies by bringing them in line with the policies of other funds advised by GEAM and with changes and developments in the law and regulatory interpretations.

Why is GEAM proposing to amend the Advisory Agreement in Proposal 4?

Proposals 1, 2 and 3 are designed to improve the management and competitiveness of the Fund. Implementation of these initiatives would result in substantial additional services to be provided by GEAM to the Fund and correspondingly increased costs that would be borne by GEAM. For example, GEAM would bear the costs of supervising any sub-adviser(s) it hires to manage portions of the Fund’s assets and would compensate such sub-adviser(s) out of the advisory fees that it receives from the Fund. To the extent that GEAM itself manages new asset classes or market segments, it may need to hire new investment professionals, dedicate additional resources or expand its investment management capabilities in other ways. To compensate GEAM for the costs it would incur in connection with Proposals 1, 2 and 3, GEAM and the Board are proposing to increase the fee rate that the Fund pays GEAM under the Advisory Agreement.

The proposed fee rate increase would provide GEAM with the resources necessary to retain highly qualified sub-advisers with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund. In addition, the proposed fee rate increase will help defray some of the increasing expenses associated with operating a mutual fund, including those relating to improvements in compliance and technology. Importantly, even with the proposed increase in the fee rate, the rate would be lower than the peer group average for similarly managed mutual funds as provided by Lipper Inc. (“Lipper”), an independent third party provider.

Without the proposed fee rate increase, GEAM could not move forward with implementing certain of the Proposals, including Proposal 2. For this reason, GEAM and the Board have determined that the increase in the advisory fee rate is in the best interests of the Fund and its shareholders.

Why are shareholders being asked to approve new or amended 12b-1 plans with respect to their class of shares in Proposal 5?

Class 1 Shares

The Company has adopted an investor service plan with respect to Class 1 shares of the Fund (the “Class 1 Investor Service Plan”). Under the Class 1 Investor Service Plan, the Company may compensate insurance companies (or other service providers) for providing various types of administrative services to owners of variable contracts. Such compensation is not intended to finance distribution of Class 1 shares. The amount of compensation paid under the Class 1 Investor Service Plan may not exceed an annual rate of 0.20% of the average daily net assets of the Fund attributable to Class 1 shares. Holders of Class 1 shares are being asked to approve the adoption of a distribution and service plan under Rule 12b-1 (the “Class 1 Distribution and Service Plan”) that would cover payments made under the Class 1 Investor Service Plan in the event that any portion of such compensation is determined to be an indirect use of the assets attributable to the Fund’s Class 1 shares to finance distribution of such shares. Adoption of the Class 1 Distribution and Service Plan would not increase the expenses borne by Class 1 shares.

Class 2 Shares and Class 3 Shares

Class 2 shares and Class 3 shares of the Fund each have a distribution and service plan adopted pursuant to Rule 12b-1 (hereinafter, the “Class 2 Distribution and Service Plan” and the “Class 3 Distribution and Service Plan”, respectively). In order to improve the attractiveness of Class 2 shares and Class 3 shares in the market place and to maintain and improve services to owners of variable contracts indirectly invested in such classes of shares, the Board recently reduced the fees to be paid under the Classes 2 and 3 Distribution and Service Plans (see expense table on the following page) and adopted an investor service plan for each class (hereinafter, the “Class 2 Investor Service Plan” and the “Class 3 Investor Service Plan”, respectively) that is substantially the same as the Class 1 Investor Service Plan. As with the Class 1 Investor Service Plan, expenses under the Class 2 and Class 3 Investor Service Plans are not intended to finance distribution of any shares of the Fund. Holders of Class 2 shares and Class 3 shares are nonetheless being asked to approve amendments to the Distribution and Service Plan for their class of shares that would extend each Plan to cover payments made under an investor service plan for that class of shares in the event that any portion of such compensation is determined to be an indirect use of the assets attributable to such class of shares to finance distribution of such shares.

How will the total operating expenses of the Fund be affected if the Proposals are approved by shareholders?

If the Proposals are approved by shareholders, the total expenses of the Fund with respect to each class of shares of the Fund will increase. The tables below contrast the Fund’s operating expenses for the Fund’s 2008 fiscal year with what the Fund’s pro forma operating expenses would have been for the same year if the proposed amendment to the Advisory Agreement and new or amended Investor Service Plans and Distribution and Service Plans had been in place for that year:

	2008 Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses (as a percentage of average net assets)
AdvisoryFee:
All Classes	0.32%	0.50%

Distribution and Service (12b-1) Fees:
Class 1	None	None
Class 2	0.25%	0.05%
Class 3	0.30%	0.25%
Class 4	0.45%	0.45%

Other Expenses:
Class 1	0.24%[1]	0.24%[2]
Class 2	0.04%	0.24%[2]
Class 3	0.04%	0.24%[2]
Class 4	0.04%	0.04%

Acquired Fund Fees and Expenses:
All Classes	0.02%	0.02%

Total Annual Fund Operating Expenses:
Class 1	0.58%	0.76%
Class 2	0.63%	0.81%
Class 3	0.68%	1.01%
Class 4	0.83%	1.01%

Fees Waived by (Repaid to) the Adviser:
All Classes	0.05%[3,4]	0.03%[3,5]

Net Annual Fund Operating Expenses:
Class 1	0.53%	0.73%
Class 2	0.58%	0.78%
Class 3	0.63%	0.98%
Class 4	0.78%	0.98%

[1]	Other expenses includes an investor service plan expense for the Class 1 shares at an annual rate of 0.20% of average daily net assets.
[2]	Other expenses includes an investor service plan expense for each class at an annual rate of 0.20% of average daily net assets.
[3]

Reflects GEAM’s waiver of a portion of its advisory fee in an amount equal to the advisory fees paid on the Fund’s cash holdings invested in the GE Funds—GE Money Market Fund. The amount of this waiver in 2008 equaled 0.01% of the Fund’s average net assets.

[4]

Reflects GEAM’s contractual arrangement with the Company to limit the Fund’s total operating expenses of each share class (excluding class specific expenses such as Class 1 Investor Service Plan fees and Classes 2, 3 and 4 Distribution and Service Plan fees) to 0.32% of the average daily net assets of the Fund attributable to such share class on an annual basis, which will expire on April 30, 2009. The amount of this expense limitation in 2008 equaled 0.04% of the Fund’s average net assets.

[5]

Reflects GEAM’s contractual arrangement with the Company to waive a portion of its advisory fee with respect to the Fund, in an amount equal to 0.02% of the Fund’s average daily net assets on an annual basis for the twelve-month period beginning on May 1, 2009 and ending on April 30, 2010.

The table below contrast expense examples based on the Fund’s operating expenses for the 2008 fiscal year under the Fund’s current Advisory Agreement, with expense examples based on what the Fund’s operating expenses would have been for the same year if the proposed amendment to the Advisory Agreement and the new or amended Investor Service Plans and Distribution and Service Plans had been in place for that year. The example is intended to illustrate the impact on the total expenses of the Fund under the current expense structure as contrasted with the total expenses of the Fund under the proposed amendment to the Advisory Agreement and the new or amended Investor Service Plans and Distribution and Service Plans.

Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same:

If you redeem your shares at the end of the period, your costs would be:

	2008 Fund Operating Expenses				Pro Forma Fund Operating Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class 1	$54	$181	$320	$724	$75	$240	$420	$941
Class 2	59	197	348	785	80	256	447	1,001
Class 3	64	213	375	845	100	319	556	1,235
Class 4	80	261	457	1,024	100	319	556	1,235

Does the approval of any proposal depend on the approval of any other proposals or other events?

Each proposal will be voted on separately. While the approval of each proposal is not contingent upon the approval of any other proposal, if Proposal 4 is not approved, it is likely that Proposal 2 will not be implemented.

THE BOARD OF DIRECTORS OF THE COMPANY

RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE

PROPOSALS

VOTING INFORMATION

General

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act. Four series of shares of capital stock representing an interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”): Class 1, Class 2, Class 3 and Class 4 shares.

The Separate Accounts are the only shareholders of record of Class 1, Class 2, Class 3 and Class 4 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund. Each sub-account invests in a series of shares corresponding to an investment portfolio of the Company, such as the Fund, or another open-end management investment company (alternatively referred to in this Proxy Statement as a “mutual fund” or a “fund”).

Each Insurance Company will vote the shares of the Fund held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on April 8, 2009 will be counted for purposes of voting at the Meeting.

The number of shares of capital stock in the Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed Voting Instruction Form is received that does not specify a choice as to one or more proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal(s). Consistent with the foregoing, voting instructions with respect to a proposal to abstain and broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although each Insurance Company does not believe that these circumstances exist with respect to the matters to be voted on at the Meeting.

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of the Fund held by their respective Separate Accounts at the Meeting. Therefore, a small number of contract owners may determine whether a proposal is approved. In determining to vote the shares of the Fund held by its Separate Accounts at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by each Insurance Company. Notwithstanding the foregoing, GEAM may engage Broadridge Financial Solutions Incorporated to make additional solicitations of voting instructions by telephone or facsimile. The anticipated cost of such engagement is expected to be approximately $15,000, which shall be borne by GEAM.

Variable contract owners have three options for submitting voting instructions:

1. Internet—the enclosed Voting Instruction Form includes directions for variable contract owners to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each variable contract owner’s Voting Instruction Form. Variable contract owners who cast their votes via the internet do not need to mail their Voting Instruction Form.

2. Telephone—the enclosed Voting Instruction Form includes directions for variable contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each variable contract owner’s Voting Instruction Form. Variable contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3. Mail—variable contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Company encourage variable contract owners to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Variable contract owners may revoke their voting instructions at any time prior to the close of business on April 8, 2009 by submitting a properly executed later-dated Voting Instruction Form or by submitting written notice to the Insurance Company that issued their variable contract or to the Secretary of the Company.

The Fund will bear the cost of preparing the Proxy Statement and printing the Proxy Statement and other proxy materials with respect to Class 2, Class 3 and Class 4 shares, subject to the Fund’s expense limitation agreement, and the Insurance Companies will bear the cost of printing the Proxy Statement, Voting Instruction Forms and other proxy materials with respect to Class 1 shares, as well as the cost of soliciting Voting Instructions from variable contract owners, including the cost of mailing the Proxy Statement, Voting Instruction Form and other proxy materials and tabulating the voting instructions.

Shareholder Information

The Fund currently has four classes of shares outstanding: Class 1, Class 2, Class 3 and Class 4. As of the close of business on the Record Date, the Fund had an aggregate of 166,139,819.346 shares issued and outstanding, comprised of the following: 77,370,366.301 shares of Class 1 (the “Outstanding Class 1 Shares”); 1,015,825.040 shares of Class 2 (the “Outstanding Class 2 Shares”); 87,736,857.052 shares of Class 3 (the “Outstanding Class 3 Shares”); and 16,770.953 shares of Class 4 (the “Outstanding Class 4 Shares”, and together with the Outstanding Class 1 Shares, the Outstanding Class 2 Shares and the Outstanding Class 3 Shares, the “Outstanding Shares”). As of the Record Date, there were no variable contract owners who beneficially owned a 5% or greater voting interest in a class of shares of the Fund. As of the Record Date, officers and directors of the Company together beneficially owned (i.e., as owners of variable contracts) less than 1% of each class of the Fund’s shares.

Quorum

The presence, in person or by proxy, of the holders of one-third of the Outstanding Shares constitutes a quorum for the Meeting. However, because the Separate Accounts are the holders of record of all the Outstanding Shares, the Company expects all such shares to be present at the Meeting.

Vote Required

Approval of each proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities (defined below) of the Fund or class of shares of the Fund, as applicable. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities, or (2) 67% or more of the shares present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the outstanding voting securities are present at the Meeting.

Shareholders will vote on the proposals at the Meeting as follows:

•

Proposal 1, 2, 3 and 4, including Proposals 3A, 3B, 3C, 3D, 3E, 3F, 3G, 3H and 3I. All Outstanding Shares of the Fund will vote in the aggregate, and not by class of shares, on each of these proposals and sub-proposals.

•

Proposal 5, including Proposals 5A, 5B and 5C. Each class of shares of the Fund will vote separately as a class on one of these respective proposals. Specifically, holders of Outstanding Class 1 Shares will vote to approve the Class 1 Distribution and Service Plan, holders of Outstanding Class 2 Shares will vote to approve the amended Class 2 Distribution and Service Plan, and holders of Outstanding Class 3 Shares will vote to approve the amended Class 3 Distribution and Service Plan.

Shareholders are entitled to one vote for each Class 1, Class 2, Class 3 and Class 4 shares held and fractional votes for fractional shares held.

Each proposal will be voted on separately. The approval of each proposal is not contingent upon the approval of any other proposal, except that the adoption of Proposal 2 is contingent on the approval of Proposal 4.

Adjournments

It is possible that the Company may propose to the Insurance Companies one or more adjournments or postponements of the Meeting. Any such adjournment or postponement will require an affirmative vote by the holders of a majority of the outstanding shares present (in person or by proxy) at the Meeting. Each Insurance Company will vote upon such adjournment or postponement after consideration of the best interests of all owners of its variable contracts invested in the Fund.

PROPOSAL 1

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS”

ARRANGEMENT WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES,

WILL BE ABLE TO HIRE AND REPLACE SUB-ADVISERS TO THE FUND

WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background

Pursuant to the Advisory Agreement, GEAM, subject to the supervision of the Board, serves as investment adviser to the Fund. GEAM is permitted under the Advisory Agreement, at its own expense, to select and contract with one or more sub-adviser(s) to perform some or all of the services for the Fund for which GEAM is responsible. However, as described more fully below, exercising the right to hire or replace sub-advisers under the current arrangement would require, in each instance, shareholder approval, which is a costly and time consuming process.

If GEAM delegates portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Fund, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, the Fund must obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser to replace an existing one, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement.

Because GEAM does not have the investment management capability to manage all asset classes and market segments or fully utilize certain investment techniques and strategies in which it does not have extensive experience, it may seek to retain highly qualified sub-advisers with expertise in those areas. A “manager of managers” arrangement would permit GEAM, subject to Board approval in the manner required under the 1940 Act, to appoint unaffiliated sub-advisers and enter into and amend sub-advisory agreements with unaffiliated sub-advisers for the Fund without shareholder approval. The proposed “manager of managers” arrangement is intended to enable GEAM to operate with greater efficiency by allowing it to retain sub-advisers without incurring the expense and delays of obtaining shareholder approval of agreements with sub-advisers. Although a potential disadvantage of a “manager of managers” investment approach for the Fund is that retention of new sub-advisers or replacement of sub-advisers often entails adjustments in the Fund’s portfolio that results in portfolio expenses, GEAM and the Board believe that judicious use of the approach would be beneficial to the Fund.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to certain conditions on which the Orders are based, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval. (One of the conditions, however, is that shareholders of the mutual fund approve the “manager of managers” arrangement.) The Company, together with GEAM and other mutual funds for which GEAM serves as an investment adviser, filed an application with the SEC for an Order on July 9, 2008, and an amended application for an Order on November 3, 2008. The Company anticipates receiving an Order from the SEC sometime in 2009.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and GEAM to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement prior to implementation and comply with the other conditions of the Rule. The conditions of the final Rule are expected to be very similar to those included in recent Orders.

Employment of the “manager of managers” arrangement by GEAM and the Fund is contingent upon: (1) approval of such an arrangement by the Fund’s shareholders; and (2) either (a) receipt of an Order from the SEC, or (b) the adoption of the Rule. Neither GEAM nor the Fund can assure that the SEC will either grant an Order or adopt the Rule. GEAM and the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future, as well as to potentially reduce the time in hiring a sub-adviser.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit GEAM, subject to Board approval, to appoint and replace unaffiliated sub-advisers, and enter into and amend existing and new sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The Board believes that it is in the best interests of the Fund and its shareholders, including variable contract owners indirectly invested in the Fund, to adopt a “manager of managers” arrangement. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of ‘Manager of Managers’ Arrangement.”

The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly to the Fund, and may cause delays in executing changes that the Board and GEAM have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by such Fund’s shareholders and variable contract owners indirectly invested in the Fund). If shareholders approve this Proposal (and upon receipt of the Order or the adoption and effectiveness of the Rule), then GEAM and the Board would be able to act more quickly and with less expense to the Fund to retain new unaffiliated sub-advisers.

Under the proposed “manager of managers” arrangement, the Board would oversee the selection of any sub-advisers and evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser and the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought. GEAM would bear the cost of the sub-advisory fees payable to any such sub-adviser.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit investment advisory fees paid by a Fund to GEAM to be increased without shareholder approval; or (2) diminish GEAM’s responsibilities to the Fund, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of an Order from the SEC or the adoption and effectiveness of the Rule, GEAM will enter into new sub-advisory agreements only with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to an existing sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information as required by the Order or Rule, as applicable.

If Proposal 1 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for GEAM to enter into any new sub-advisory agreement or to materially amend any existing sub-advisory agreement with respect to the Fund.

Board Approval of “Manager of Managers” Arrangement

At a meeting held on February 25, 2009, the Board, including the Directors of the Company who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”), considered and unanimously approved the use of the “manager of managers” arrangement and determined to obtain shareholder approval of the same.1 In evaluating this arrangement, the Board, including the Independent Directors, considered various factors and other information, including the following:

1. A “manager of managers” arrangement will enable GEAM and the Board to act more quickly, and with less expense to the Fund, in appointing new sub-advisers when the Board and GEAM believe that such appointment would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund;

2. GEAM would continue to (a) set the Fund’s overall investment strategies; (b) monitor and evaluate the performance of each sub-adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Fund’s investment objectives, policies and restrictions; and

3. No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF

THE FUND VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 1.

[1]

The Board previously considered all of the proposals described in this Proxy Statement, including the “manager of managers” arrangement, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the “manager of managers” arrangement.

PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH URDANG

WHEREBY URDANG WILL MANAGE THOSE ASSETS OF THE FUND

ALLOCATED BY GEAM TO BE INVESTED IN REAL ESTATE RELATED

INVESTMENTS

Background

As explained above, GEAM proposed a series of initiatives in an effort to improve the management and competitiveness of the Fund, including proposals that would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments and utilize additional investment techniques. Under the terms of the Advisory Agreement, GEAM may, subject to Board approval and other applicable legal requirements, delegate certain of its responsibilities to a sub-adviser. In the event that GEAM delegates certain responsibilities to a sub-adviser, it would remain responsible for ensuring that the sub-adviser performs the services delegated to the sub-adviser pursuant to a sub-advisory agreement.

Because real estate related investments have the potential to provide important diversification to the Fund’s portfolio and are therefore desirable in certain market conditions, GEAM and the Board have determined that retaining a sub-adviser with expertise in real estate investment to manage real estate related investments for the Fund would be beneficial to the Fund and its shareholders. Therefore, GEAM has proposed retaining Urdang to act as a sub-adviser for that portion of the Fund’s assets allocated by GEAM to real estate-related investments (the “Allocated Assets”). It is anticipated that Urdang will begin serving as a sub-adviser to the Fund when GEAM believes market conditions will be favorable for real estate-related assets.

Urdang currently serves as sub-adviser to the Real Estate Securities Fund, an investment portfolio of the Company (the “Real Estate Securities Fund”). Because of GEAM’s favorable experience with Urdang in connection with the Real Estate Securities Fund, as well as the satisfactory investment performance of the Real Estate Securities Fund since Urdang was retained as sub-adviser, GEAM recommended to the Board that Urdang be retained as sub-adviser to the Fund to manage the Allocated Assets.

At a meeting held on February 25, 2009, the Board, including the Independent Directors, considered and unanimously approved and voted to recommend to the shareholders of the Fund that they approve the proposed Sub-Advisory Agreement among GEAM, the Company, on behalf of the Fund, and Urdang (the “Proposed Sub-Advisory Agreement”), a copy of which is attached as Exhibit A to this Proxy Statement.2 While the approval of this Proposal 2 is not contingent on the approval of any other proposals, the current advisory fee that GEAM receives from the Fund will not be adequate to implement Proposal 2 unless Proposal 4 is also approved by shareholders.

Information About Urdang Securities Management, Inc.

Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (“Urdang Capital”). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (“BNY Mellon”) and operates as part of BNY Mellon’s Asset Management Division. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (“REITs”). As of December 31, 2008, Urdang managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $1.4 billion.

[2]

The Board previously considered all of the proposals described in this Proxy Statement, including the retention of Urdang, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the Proposed Sub-Advisory Agreement.

If the Proposed Sub-Advisory Agreement is approved by shareholders, the Allocated Assets of the Fund will be co-managed by Dean Frankel, CFA and Eric Rothman, CFA. Mr. Frankel is the senior portfolio manager, North America Real Estate Securities at Urdang and will serve as senior portfolio manager to the Fund with respect to the Allocated Assets. He joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Mr. Rothman will serve as a portfolio manager to the Fund with respect to the Allocated Assets, where he will help direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman will support the senior portfolio manager with market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience including more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP.

Additional information about Urdang, including the principal executive officers and directors of Urdang, and other investment companies with similar investment objectives to that of the Fund for which Urdang provides investment management services, is provided in Exhibit B.

Material Terms of the Proposed Sub-Advisory Agreement

The following discussion is a description of the material terms of the Proposed Sub-Advisory Agreement. This description is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement.

Duties

Under the Proposed Sub-Advisory Agreement, Urdang will be responsible for providing an investment program for the Allocated Assets, including investment research and management, subject to the oversight and supervision of GEAM and the Board. Urdang will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to the Allocated Assets, and will be responsible for placing purchase and sell orders for the Allocated Assets. Urdang will also consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics.

Among its duties set forth in the Proposed Sub-Advisory Agreement, Urdang will be required to (1) provide the Board and GEAM with reports and other information, (2) assist the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and assist the Company’s accounting services agent or GEAM in obtaining independent sources of market valuations for all other portfolio securities, and (3) cooperate fully with GEAM, the Company, and officers and Directors of the Company, including the Chief Compliance Officer of the Company, with respect to all compliance-related matters.

Sub-Advisory Fee

Under the Proposed Sub-Advisory Agreement, Urdang will receive a sub-advisory fee for managing the Allocated Assets. The fee is based on the amount of Allocated Assets aggregated with the assets of other mutual funds and accounts managed by GEAM for which Urdang serves as a sub-adviser that are managed pursuant to the same real estate securities investment strategy (the “Aggregate Allocated Assets”). The fee is as follows:

For every month during which the average Aggregate Allocated Assets3 is less than $100 million, the sub-advisory fee is at the annual rate of 0.50% of average Aggregate Allocated Assets for the month. For any month during which the average Aggregate Allocated Assets is equal to or greater than $100 million, the sub-advisory fee for the month is at the following annual rates:

First $100 million of average Aggregate Allocated Assets	0.425%
Next $100 million of average Aggregate Allocated Assets	0.375%
Over $200 million of average Aggregate Allocated Assets	0.350%

Due to breakpoints in the fee schedule, the fee rate under the Proposed Sub-Advisory Agreement will vary based on the Aggregate Allocated Assets. If Urdang had served as sub-adviser to the Fund under the Proposed Sub-Advisory Agreement for the past fiscal year ended December 31, 2008, and Urdang managed GEAM’s currently targeted Allocated Assets, the total annual fee rate that would have been paid to Urdang is estimated by GEAM to have been 0.41%. It is important to note that GEAM will pay the sub-advisory fee to Urdang out of its own assets, and that the sub-advisory fees to Urdang will not be paid directly by the Fund.

Term and Termination

The Proposed Sub-Advisory Agreement will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on the approval.

The Proposed Sub-Advisory Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to Urdang. The Proposed Sub-Advisory Agreement may also be terminated, without penalty, by GEAM: (1) upon 60 days’ written notice to Urdang, (2) upon material breach by Urdang of any of the representations and warranties set forth in the Proposed Sub-Advisory Agreement, or (3) upon Urdang becoming unable to discharge its duties and obligations under the Proposed Sub-Advisory Agreement, including circumstances such as financial insolvency of Urdang or other circumstances that could adversely affect the Fund. Urdang may terminate the Proposed Sub-Advisory Agreement at any time, without penalty, on 60 days’ written notice to GEAM. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

Amendment

The Proposed Sub-Advisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), unless the Company receives an order from the SEC or opinion of counsel permitting it to modify the Proposed Sub-Advisory Agreement without such vote or such action is otherwise permissible under the 1940 Act or rules thereunder.

[3]

The Aggregate Allocated Assets for any period is the aggregate average daily net assets for that period attributable to the real estate related investments strategy managed by GEAM and sub-advised by Urdang, including the average daily net assets of the Real Estate Securities Fund, the Allocated Assets of the Fund and assets of other mutual funds advised by GEAM and allocated to a real estate securities investment strategy managed by Urdang.

Indemnification

The Proposed Sub-Advisory Agreement contains provisions relating to indemnification whereby (1) the Company and GEAM agree to indemnify and hold Urdang, its officers and directors, and any person who controls Urdang, harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein, and (2) Urdang agrees to indemnify and hold the Company and GEAM, their officers and directors, and any person who controls them, harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein.

Matters Considered by the Board

The Board, including the Independent Directors, considered and unanimously approved the Proposed Sub-Advisory Agreement with Urdang at its February 25, 2009 meeting. In considering whether to approve the Proposed Sub-Advisory Agreement, the Board considered and discussed a substantial amount of information and analysis provided by GEAM and Urdang.4 The Board reviewed Urdang’s performance history as well as detailed information about Urdang and its professional staff, including Urdang’s investment philosophy and expertise in real estate investments. The Board noted that Urdang serves as sub-adviser to the Real Estate Securities Fund and that both Urdang and GEAM had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 5, 2008 and December 12, 2008. As such, the basis for the Board’s December 2008 renewal of the investment sub-advisory agreement with Urdang for the Real Estate Securities Fund would remain the basis for the Board’s approval of the Proposed Sub-Advisory Agreement, subject to the new consideration of Urdang serving as sub-adviser to the Fund under the proposed new structure.

The Board had the opportunity to discuss this information with GEAM managers and representatives of Urdang.5 The Board posed questions to these representatives and engaged in substantive discussions. The Independent Directors discussed the current proposal in detail during a private session with their legal counsel at which no representatives of GEAM or Urdang were present. In reaching their determinations relating to the approval of the Proposed Sub-Advisory Agreement, the Board, including the Independent Directors, considered all factors that it deemed relevant, including the factors discussed below. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. In particular, the Board focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by Urdang. The Board focused on its past experience with Urdang in connection with its services as sub-adviser to the Real Estate Securities Fund. The Board considered Urdang’s favorable attributes relating to its investment philosophy oriented toward long-term performance, effective processes used for selecting investments and its experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the type of strategy it manages.

In light of the foregoing, the Board, including the Independent Directors, concluded that the services expected to be provided by Urdang would be satisfactory, of high quality, and would have the potential to benefit the Fund.

[4]

This was done in part by reference to discussions and considerations at the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 and February 4, 2009 meetings, all of which were referenced, considered and affirmed at the February 25, 2009 meeting.

[5]	Some of these discussions occurred at one or more of the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 or February 4, 2009 meetings.

Investment Performance of Urdang

The Board considered the investment performance of Urdang for various periods focusing on Urdang’s investment performance with respect to the Real Estate Securities Fund since the commencement of Urdang’s management of that fund. The Board reviewed detailed historical comparisons of performance information provided by Urdang compared to relevant securities indices and peer groupings with respect to various periods. The Board also engaged in detailed discussions with GEAM and Urdang about Urdang’s investment processes, focusing on the number and experience of portfolio management and supporting research personnel and Urdang’s investment style and approach employed. The Board discussed the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board also considered GEAM’s discussion of how the retention of Urdang would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the Independent Directors, found the historical performance of Urdang to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fees to be paid to Urdang had been negotiated at arm’s-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by Urdang to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected allocation of the Fund’s assets to Urdang for portfolio management. Given the arm’s-length nature of the initial arrangements, the Board did not examine the specific levels of profitability for Urdang with respect to the Fund.

The Extent to Which Economies of Scale May be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to proposed sub-advisory fees because GEAM will pay Urdang out of its advisory fees received from the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided by Urdang, and the proposed fees to be charged to GEAM for those services. The Board reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. The Board also considered its favorable experience with Urdang as sub-adviser to the Real Estate Securities Fund.

The Board, including the Independent Directors, concluded that based on these information, the proposed sub-advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that Urdang derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board does not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

Interests of Directors and Officers in the Proposal

None of the current Directors or officers of the Company own securities or otherwise have a material direct or indirect interest in Urdang or a person controlling, controlled by or under common control with Urdang.

Implementation

If the Proposed Sub-Advisory Agreement is approved, and subject to the approval of Proposal 4 below, it is anticipated that Urdang will begin serving as sub-adviser to the Fund on a date that GEAM believes market conditions will be favorable for the Fund to begin investing in real estate-related assets.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS

OF THE FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT, ELIMINATION OR

RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES OF THE FUND

Background

The Fund operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in the Prospectus and Statement of Additional Information (“SAI”) for the Fund. Under the 1940 Act, the Fund must have investment policies relating to certain types of investments and practices and may not change such policies without shareholder approval. Consistent with industry practice, the Company characterizes these policies, along with other policies which it has determined not to change without shareholder approval, as fundamental policies. In contrast, those investment policies of the Company that are not fundamental may generally be changed by the Board without shareholder approval.

Proposals 3A through 3I are intended to modernize the Fund’s investment policies by: (1) amending or eliminating certain fundamental investment policies, (2) amending and reclassifying as non-fundamental, two fundamental investment policies that the 1940 Act does not require shareholder approval to change, and (3) amending one non-fundamental policy and reclassifying it as a fundamental policy. Shareholders are being asked to vote separately on each of Proposals 3A through 3I. If a sub-proposal is approved by the Fund’s shareholders at the Meeting, the proposed change to that investment policy will be adopted by the Fund. Each approved sub-proposal will take effect when the Fund’s Prospectus or SAI is updated to reflect the changes. If the shareholders of the Fund fail to approve any sub-proposal in this Proposal 3, the current investment policy or policies contained in that sub-proposal will remain in effect.

Benefit to the Fund of Changes in Certain Investment Policies

GEAM and the Board believe that the changes to the Fund’s fundamental investment policies as proposed in the sub-proposals of this Proposal 3 are likely to benefit the Fund and its shareholders for the following reasons:

First, each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. The Fund’s investment policies have been in effect since the Fund began operations in 1985. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state insurance and securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Fund remains subject to several fundamental investment policies that are either more restrictive than required or are no longer required. Modernizing the Fund’s investment policies generally would allow the Fund to take advantage of changes in financial markets and new investment strategies by providing the Fund’s portfolio managers with the flexibility to invest in a broader range of asset classes and market segments and to utilize additional investment techniques and strategies to the extent permitted under current law. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns.

Second, the proposed changes would not affect the Fund’s current investment objective or its principal investment strategies.

Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Fourth, GEAM currently serves as investment adviser to a number of other mutual funds that are subject to investment policies that are more consistent with the requirements of current laws and regulations. By aligning the investment policies of the Fund with the policies of these other funds, GEAM’s monitoring of compliance with the stated policies would become more streamlined and efficient.

Board Approval of Proposed Changes to the Fund’s Investment Policies

At a meeting held on February 25, 2009, the Board, including the Independent Directors, considered and unanimously approved the proposed changes to the Fund’s investment policies.6 The Board discussed that the ability of GEAM (or a sub-adviser) to manage the Fund’s portfolio in a changing environment should be enhanced and the potential investment management opportunities should be increased by the proposed changes. As a result, the Board, including the Independent Directors, concluded that it would be in the best interests of the Fund and its shareholders to make the changes to each of the Fund’s investment policies described in Proposals 3A through 3I, and the Board approved seeking shareholder approval of these changes.

Proposal 3A: Amendment of the Fund’s Investment Policies on Illiquid Investments and their Reclassification from Fundamental Policies to a Non-Fundamental Policy

The 1940 Act generally requires that a mutual fund make payment for redeemed shares within seven days after the tender of the shares. Because mutual funds hold themselves out to investors as being prepared at all times to meet redemptions within this seven day period, it is essential that funds maintain investment portfolios that will enable them to fulfill this obligation. For this reason, and because the extent of redemption demands is not predictable, mutual funds must maintain sufficient liquidity within their portfolios to meet redemption requests.

The Fund currently is subject to the following two fundamental policies on illiquid investments: (1) the Fund may not purchase securities which are subject to legal or contractual delays in or restrictions on resale; and (2) the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments. Current SEC staff positions, which may change in the future, limit a mutual fund’s holdings of illiquid investments to not more than 15% of net assets.

If Proposal 3A is approved by the shareholders, the Fund’s two current policies on illiquid investments would be replaced with a single policy and that policy would become a non-fundamental investment policy. The new policy will provide that the Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. As proposed, a security or investment would be considered to be not readily marketable if it cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which it was valued by the Fund. In the event the Fund’s illiquid holdings exceeded 15% of its net assets, GEAM or a sub-adviser to the Fund would not acquire any additional illiquid investments. However, in such event, GEAM and the sub-advisers would also not be required to dispose of portfolio holdings to bring the Fund’s exposure to illiquid investments below 15% of net assets.

Approval of Proposal 3A will give the Fund increased latitude to purchase illiquid investments. First, it would result in a new policy that expands the amount of illiquid investments that the Fund could make from approximately 10% of net assets to approximately 15% of net assets. Second, it would permit the Fund to purchase securities subject to legal or contractual delays in or restrictions on resale (“restricted securities”). The new policy would not impose any limits on the Fund’s investment in restricted securities that are liquid and would permit the Fund to invest in illiquid restricted securities within the 15% limitation. In addition, approval of Proposal 3A would allow the Board to take appropriate and timely action to adopt or amend a non-fundamental investment policy without the expense and delay associated with a shareholder meeting. To the extent that the Fund purchases any illiquid investments, it is subject to the risk that because of the absence of a trading market, the investment may be difficult to value, or the investment may be difficult to dispose of promptly at an acceptable price.

[6]

The Board previously considered all of the proposals described in this Proxy Statement, including these changes to the investment policies, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the changes to the investment policies.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3A would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policies on illiquid investments be amended as follows and reclassified as a non-fundamental policy:

Current Policy	New Policy (Reclassified as a Non-Fundamental Policy)

The Fund may not purchase securities which are subject to legal or contractual delays in or restrictions on resale.

The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments.

The Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. For purposes of this restriction, an investment is considered to be not readily marketable if it cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Proposal 3B: Elimination of the Fund’s Investment Policy on Mortgaging, Pledging and Hypothecating of Investments

Although the 1940 Act does not require that mutual funds have a policy on mortgaging, pledging and hypothecating assets, state law requirements to which mutual funds used to be subject but are no longer applicable provided limitations on such activities. To meet such state law requirements, the Fund had adopted at its inception a fundamental policy that it would not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except (1) as may be necessary in connection with borrowings, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (2) in connection with investments of the Fund in options and futures contracts.

Because the fundamental policy on mortgaging, pledging and hypothecating assets was based on state law requirements that are no longer applicable, it is proposed that this current fundamental investment policy be eliminated. Eliminating this policy would provide the Fund with the maximum flexibility permitted by law, consistent with its policies on borrowing, to enter into collateral arrangements in connection with its permitted borrowing. Other than providing collateral in connection with investments permitted under the Fund’s policy on borrowing, the Fund has no current intention of mortgaging, pledging or hypothecating its assets. However, elimination of the policy and associated restrictions could subject investors to increased risks associated with permitted borrowing (discussed under Proposal 3F below), as well certain other risks (e.g., the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets).

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3B would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

Proposal 3C: Amendment of the Fund’s Investment Policy on Senior Securities

The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments, or even transactions that a mutual fund enters into, that result in a mutual fund being in debt to another party. The 1940 Act prohibition on mutual funds issuing senior securities was designed generally to restrict a fund’s ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under the prohibition (though the prohibition also contains exceptions that permit funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include: reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies or other items; various types of swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments (hereinafter, “permitted leveraged investments”).

The Fund’s current fundamental policy on senior securities permits it to borrow money and invest in options and futures contracts, but otherwise prohibits it from issuing senior securities (including investing in other permitted leveraged investments). The changes proposed under this Proposal 3C would serve two purposes. First, the changes would permit the Fund to invest in all permitted leveraged investments (subject, of course, to the applicable SEC procedures). Second, the changes would simplify the existing policies and make them consistent with the other mutual funds managed by GEAM. The proposed changes would also permit the Fund to issue senior securities to the extent permitted by applicable law. Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Fund, Proposal 3C would permit such activity to the extent that it is consistent with the Fund’s fundamental policy on borrowing as described in Proposal 3F below.

By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Fund the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Fund. To the extent the Fund in the future increases its investments in permitted leveraged investments, in accordance with the policy as proposed, the Fund will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk and risks associated with leverage, as well as certain of the risks discussed in Proposal 3F with respect to borrowings.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3C would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policy on issuing senior securities be amended as follows:

Current Policy	New Policy
The Fund may not issue senior securities except: (a) to the extent that borrowings may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of the Fund in options and futures contracts.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Proposal 3D: Amendment of the Fund’s Investment Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. The Fund currently is subject to a fundamental investment policy prohibiting it from investing directly in real estate, or in any interest in real estate except through the purchase of corporate or certain government securities, including securities secured by a mortgage or by a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate under the current policy.

It is proposed that the current fundamental policy regarding real estate be amended to permit the Fund to invest directly in real estate and direct or indirect interests in real estate, subject to the limitations arising under the Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental policy on investing in real estate would provide the Fund with the maximum flexibility consistent with current legal requirements. The proposed policy would permit the Fund to purchase direct interests in real estate or interests in real estate securing the obligations of an issuer of a security held by the Fund (e.g., as in the case of default of an issuer), or otherwise hold and sell real estate acquired by the Fund as a result of its ownership of a security. Furthermore, the proposed policy would permit the Fund to purchase indirect interests in real estate, including transactions involving (1) mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages, (2) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs), and (3) real estate limited partnerships and private REITs.

The Fund has no current intention to invest directly in real estate or in direct interests in real estate, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in the Fund nor affect its management at this time. However, to the extent that the Fund invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments described above in Proposal 3A. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3D would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policy on real estate investments be amended as follows:

Current Policy	New Policy
The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Proposal 3E: Amendment of the Fund’s Investment Policies on Making Loans

Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, the Fund is subject to two fundamental policies regarding the making of loans. Under those policies, the Fund may not make loans, except (1) the Fund may lend its portfolio securities in an amount up to 20% of its total assets, taken at market value at the time of the loan, provided that the loan is made in accordance with the Fund’s guidelines, and (2) through the purchase of obligations (i.e., debt securities) in private placements (the purchase of publicly traded obligations is not considered the making of a loan).

It is proposed that the Fund’s two fundamental policies be replaced by a single fundamental policy that permits the Fund to lend money or portfolio securities to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value.

As proposed, the policy would restrict the Fund from lending its assets or money, except: (1) by purchasing debt obligations; (2) making loans of cash or securities as permitted by applicable law; (3) by entering into repurchase agreements; (4) investing in permitted leveraged investments; and (5) as otherwise permitted by applicable law.

This change would give the Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, the Fund would have greater ability to engage in transactions that could be considered lending, but which could benefit the Fund through greater return potential. However, lending assets or money increases the Fund’s exposure to the risks associated with these activities. Borrowers may not repay money lent to them by the Fund. Likewise, the Fund might experience a delay in recovery of, or potential inability to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although the Fund generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral, or a possible loss in market value of the collateral.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3E would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policies on making loans be amended as follows:

Current Policies	New Policy

The Fund may not make loans, except as provided below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).

The Fund may not lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund’s guidelines.

The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.

Proposal 3F: Amendment of the Fund’s Investment Policies on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a policy on borrowing money. The Fund’s policy on borrowing is closely related to its policy on senior securities since borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Second, a fund may need to borrow to pay for securities purchased because it does not have available cash. Third, permitted leveraged investments often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

The Fund currently has two policies related to borrowing. The first policy provides that the Fund may not borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The second policy provides that the Fund may not purchase any securities on margin except (1) to obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (2) in connection with the Fund’s investments in options and futures contracts.

The proposed amendment would make the Fund’s policy on borrowing more flexible. Under the proposed policy, the Fund would be restricted from borrowing money, except that the Fund would be permitted to: (1) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (2) to the extent permitted by applicable law, borrow amounts equal to an additional 5% of its total assets for temporary purposes; (3) invest in permitted leveraged investments; (4) engage in transactions in mortgage dollar rolls and other similar transactions; and (5) as is otherwise permitted by applicable law. To the extent the Fund increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give the Fund the flexibility to invest in permitted leveraged investments that might be construed as entailing “borrowing” and would permit the Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this policy also would permit greater consistency in managing the Fund’s portfolio when such borrowings are necessary for the efficient management of the Fund’s assets.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3F would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policies on borrowing be amended as follows:

Current Policies	New Policy

The Fund may not borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

The Fund may not purchase any securities on margin except: (a) that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 3G: Amendment of the Fund’s Investment Policies on Diversification

The 1940 Act requires a mutual fund to adopt an investment policy regarding diversification. As a diversified mutual fund, the Fund currently is subject to fundamental investment policies whereby the Fund may not purchase securities (other than Government Securities, as defined in the 1940 Act) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. Furthermore, the Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% in principal amount of the outstanding debt securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions.

It is proposed that the Fund’s current fundamental policies regarding diversification be amended so that (a) the Fund may not invest more than 5% of its total assets in the securities (other than Government Securities and securities issued by other investment companies) of a single issuer, except that up to 25% of the total assets of the Fund may be invested without regard to this limitation; and (b) the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer (other than Government Securities and securities issued by other investment companies), except that up to 25% of the Fund’s total assets may be invested without regard to this limitation. The proposed policy would conform the Fund’s policy to that of other mutual funds managed by GEAM for ease of administration and interpretation. The proposed policy differs from the current policy in four respects: (1) it would not require that securities of a foreign government and its agencies always be treated as a single issuer for purposes of the restrictions; (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) it would delete the limitation on acquiring more than 10% in principal amount of the outstanding debt securities of an issuer.

The proposed amendment is consistent with the requirements of the 1940 Act and would provide the Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act. This proposal seeks to maintain the Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund. However, to the extent that the Fund takes a larger position in any one issuer, the Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the Fund’s portfolio, and in turn, affect the Fund’s performance.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3G would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policies on investments in the securities of any one issuer be amended as follows:

Current Policies	New Policy

The Fund may not, as to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). For purposes of this restriction, an issuer includes the government (including agencies and instrumentalities thereof) of any country other than the United States.

The Fund may not purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements. For the purposes of these restrictions, a foreign government and its agencies and instrumentalities are treated as a single issuer.

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Proposal 3H: Amendment of the Fund’s Investment Policy on Concentration of Investments and its Reclassification from a Non-Fundamental Policy to a Fundamental Policy

The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The Fund has a fundamental policy of not investing more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. For purposes of this policy, utilities are divided according to their services (e.g., gas, gas transmission, electric and telephone each are considered a separate industry for purposes of this restriction). Furthermore, for purposes of this restriction, the term “industry” includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). Domestic banks and each foreign country’s banks are regarded as a separate industry.

The proposed new policy on concentration would not define concentration. In particular, it would not include any specific limitation based on a percentage of the Fund’s assets or on the size of the Fund’s investment in securities of issuers in the same industry, nor would it define the scope of any particular industry. The proposed new policy on concentration would give the Fund more flexibility to respond to changing regulatory interpretations and financial markets, to the extent permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof. Amending the current policy as proposed is not expected to increase the risk of an investment in the Fund, except to the extent that future interpretations of the term “concentration” would permit the Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that the Fund takes a larger position in a particular industry, the Fund will be subject to greater industry and sector risks associated with that industry.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3H would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current fundamental policy on concentration of investments in the securities of companies in a particular industry be amended as follows:

Current Policy	New Policy
The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. For purposes of this restriction, the term “industry” includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). Domestic banks and each foreign country’s banks are regarded as a separate industry.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Proposal 3I: Amendment of the Fund’s Policy on Investments in Commodities and its Reclassification from a Non-Fundamental Policy to a Fundamental Policy

The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. The Fund currently is subject to a non-fundamental investment policy prohibiting it from purchasing or selling interests in commodities or commodity contracts, except investments in currency and in financial instruments and contracts that are commodities or commodity contracts. In effect, the current policy on commodities prohibits the Fund from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, grains, metals, and foodstuffs.

It is proposed that the current investment policy regarding commodities be amended to permit the Fund to invest in commodities and commodity contracts, subject to the limitations arising from the Fund’s other investment policies (e.g., the limitation on illiquid investments, as discussed under Proposal 3A above). In addition, it is proposed that this policy on investing in commodities be reclassified as a fundamental policy. The proposed fundamental policy on investing in commodities would provide the Fund with the maximum flexibility consistent with the current legal requirements. The proposed policy would permit the Fund to directly invest in physical commodities as well as take long and short positions in (i.e., purchase and sell) commodity based futures contracts, or forward contracts on physical commodities. The proposed amendment of the existing policy would not affect the Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments.

The Fund has no current intention of investing directly in physical commodities or taking long or short positions in commodity based futures contracts or forward contracts, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in the Fund nor affect its management at this time. To the extent the Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, the Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity related contracts can become illiquid and subject to the risks described with respect to illiquid investments in Proposal 3A. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent the Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to the Fund, delays on recovering amounts owed to the Fund, or even the total loss of such amounts. The Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of its assets in commodities or commodity contracts.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3I would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

It is proposed that the Fund’s current policy on investments in commodities be amended as follows and reclassified as a fundamental policy:

Current Policy	New Policy (Reclassified as a Fundamental Policy)
The Fund may not purchase or sell interests in commodities, or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts.	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF

EACH OF PROPOSALS 3A THROUGH 3I.

PROPOSAL 4

APPROVAL OF AN INCREASE IN THE ADVISORY FEE RATE PAID BY THE

FUND TO GEAM AND CERTAIN OTHER CHANGES TO THE ADVISORY

AGREEMENT

Background

Proposals 1, 2 and 3 are part of the series of initiatives designed to improve the management and competitiveness of the Fund. If adopted however, the proposed changes would result in a substantial additional services to be provided by GEAM to the Fund and an increase in costs to GEAM. The proposed increase in advisory fee rate would provide GEAM with the resources necessary to retain highly qualified sub-adviser(s) with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund or dedicate additional resources to the Fund. In addition, the proposed fee rate increase will help defray some of the increasing expenses associated with operating a mutual fund, including those relating to improvements in compliance and technology.

The increase in the advisory fee rate would bring the compensation of GEAM closer in line with the compensation of its peer group averages. By way of comparison to peer group data, at a meeting held on September 26, 2008, the Board reviewed data provided by Lipper (as of 09/30/07), which reflected a peer group average annual rate of 0.60% of average daily net assets, as compared with the proposed management fee rate of 0.50% of average daily net assets in the amendment to the Advisory Agreement with GEAM (the “Amended Agreement”). At a meeting held on February 4, 2009, the Board reviewed more recent data from Lipper (as of 09/30/08), which reflected a peer group average rate of 0.61% of average daily net assets, as compared with the proposed management fee rate of 0.50% of average daily net assets in the Amended Agreement.

After considering a substantial amount of information and analysis, the Board, including the Independent Directors, approved, and unanimously recommends that shareholders approve, the Amended Agreement that would: (1) result in an increase in the advisory fee rate paid by the Fund to GEAM under the Advisory Agreement, and (2) reflect various additional oversight and other responsibilities delegated to GEAM. The amendment to the Advisory Agreement in substantially final form is attached as Exhibit C to this Proxy Statement and the Advisory Agreement is attached as Exhibit D to this Proxy Statement. The description of the Amended Agreement contained in this Proxy Statement is qualified in its entirety by reference to the documents included in Exhibit C and Exhibit D.

Current Advisory Agreement

GEAM currently serves as the Fund’s investment adviser pursuant to the Advisory Agreement. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GEAM is a wholly owned subsidiary of the General Electric Company (“GE”). Pursuant to the Advisory Agreement, GEAM provides investment advisory and related management and administrative services to the Fund.

Additional information about GEAM, including the principal executive officers and directors of GEAM, and other investment companies with similar investment objectives as that of the Fund, is provided later in this Proxy Statement under “Additional Information About GEAM.”

Under the terms of the Advisory Agreement, and subject to the supervision and direction of the Board, GEAM has agreed to, among other things, (1) provide a continuous investment management program for the Fund, (2) determine from time to time what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. In performing these services, GEAM will comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish. GEAM is permitted to delegate all or a portion of its duties under the Advisory Agreement.

GEAM currently receives an advisory fee from the Fund based on the Fund’s average daily net assets calculated at the following annual rates: 0.50% on the first $100 million; 0.45% on the next $100 million; 0.40% on the next $100 million; 0.35% on the next $100 million; and 0.30% on average daily net assets exceeding $400 million. The advisory fee is paid out of the Fund’s assets and therefore is borne by the Fund’s shareholders. The Advisory Agreement, which is dated May 1, 1997, was most recently renewed by the Fund’s Board at a meeting held on December 12, 2008. During the fiscal year ended December 31, 2008, the Fund paid GEAM $8,182,098 in advisory fees pursuant to the Advisory Agreement. The Advisory Agreement was last submitted to a vote of its shareholders at a meeting held on April 16, 1997 to approve the Fund’s retention of GEAM as the Fund’s investment adviser.

Expense Limitation Agreement

Pursuant to an expense limitation agreement with the Company, GEAM has agreed to limit total operating expenses charged to the Fund (excluding certain expenses identified below) to 0.32% of the average daily net assets of the Fund on an annual basis (“Expense Limitation Agreement”). Expenses excluded from the limitation are: class specific expenses (such as Investor Service Plan fees, Distribution and Service Plan fees and, for Class 2, Class 3 and Class 4 shares, printing costs), interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Expense Limitation Agreement will expire on April 30, 2009.

Proposed Amendments to the Advisory Agreement

Amended Fee Rate

If shareholders of the Fund approve this Proposal 4, the Fund will amend the Advisory Agreement’s fee schedule as reflected in the table below, which compares the Fund’s current annual advisory fee rate and the proposed new annual advisory fee rate:

Current Annual Advisory Fee Rate	Proposed New Annual Advisory Fee Rate
First $100 million of average daily net assets 0.50%	0.50% of average daily net assets
Next $100 million of average daily net assets 0.45%
Next $100 million of average daily net assets 0.40%
Next $100 million of average daily net assets 0.35%
Over $400 million of average daily net assets 0.30%

As indicated in the table above, the proposed new annual advisory fee rate is a flat rate across the Fund’s average daily net assets, whereas the current annual advisory fee rate is subject to breakpoints at various asset levels of the Fund. Therefore, under the Amended Agreement, shareholders will not benefit from reduced advisory fee rates as assets in the Fund grow. Furthermore, GEAM may retain a greater amount of the advisory fee under the Amended Agreement than it currently retains under the Advisory Agreement.

If the proposed new advisory fee rate had been in effect during the fiscal year ended December 31, 2008, GEAM would have received $12,795,322 as its advisory fee with respect to the Fund. The difference between the amount that GEAM received during the fiscal year ended December 31, 2008, and the amount that it would have received during the same period if the Amended Agreement had been in effect is $4,613,224. This represents an increase of 56.38%.

Proposed Waiver of Advisory Fees

If shareholders of the Fund approve this Proposal 4, GEAM will enter into an agreement with the Company on behalf of the Fund, pursuant to which it would waive the Fund’s advisory fee in an amount equal to 0.02% of the average daily net assets of the Fund on an annual basis (“Advisory Fee Waiver”). This Advisory Fee Waiver would begin as of May 1, 2009 and continue in effect until April 30, 2010.

Additional Provisions Relevant for Implementing a Multiple Sub-Adviser Structure

The Amended Agreement would also impose additional express duties related to GEAM’s oversight of one or more sub-adviser(s) it may hire to manage a portion of the Fund’s assets. The key additional responsibilities include monitoring sub-advisers, as well as assessing whether to retain or terminate a sub-adviser. Under the terms of the Amended Agreement, and to the extent GEAM retains one or more sub-adviser(s), GEAM would have responsibility for allocating the Fund’s assets to each of the sub-advisers for purposes of seeking to achieve the Fund’s investment objective. GEAM’s allocation decisions would be based on its view of the markets (and market segments) for various classes of securities and other assets and the likely contribution that each investment strategy can potentially make to the Fund’s investment portfolio over appropriate time horizons. GEAM would also supervise each sub-adviser’s portfolio activities for compliance and allocation purposes. GEAM would also be responsible for allocating cash flows among the sub-advisers and among each investment strategy.

Reasons for the Proposed Amendments to the Advisory Agreement

The proposed increase in the advisory fee rate would support GEAM’s proposed initiatives to improve the management and competitiveness of the Fund. Implementation of these initiatives would result in substantial additional services to be provided by GEAM to the Fund and increased costs to GEAM. To the extent that GEAM itself would manage the Fund’s investments in new asset classes or market segments, GEAM may be required to hire new investment professionals to give it the appropriate investment management capacity with respect to that asset class, or may need to dedicate additional resources to the Fund. If GEAM hires one or more sub-adviser(s) to manage a portion of the Fund’s assets, GEAM, and not the Fund, will be responsible for paying all fees to the sub-adviser(s). The key additional responsibilities include (1) monitoring the performance of sub-adviser(s), (2) monitoring the sub-adviser(s)’ adherence to the Fund’s investment objective and investment strategies, (3) reviewing the compliance history of sub-adviser(s), and (4) assessing and recommending to the Board whether a sub-adviser should be retained or terminated. Under the terms of the Amended Agreement, GEAM would have responsibility for allocating the Fund’s assets to each sub-adviser for purposes of seeking to achieve the Fund’s investment objective, and supervising each such sub-adviser’s portfolio activities for compliance and allocation purposes.

Furthermore, the mutual fund industry also has been subject to increased compliance costs resulting from the adoption of many new regulatory requirements in recent years, including those relating to Rule 38a-1 under the 1940 Act, the Sarbanes-Oxley Act and other new laws and regulations, as well as higher technology costs to maintain effective investment management and compliance operations.

GEAM believes that the current relatively low advisory fee rate would limit its ability to enhance the level and quality of management and services that are provided to the Fund to ensure that the Fund remains competitive. At the current advisory fee rate, GEAM may be limited in its ability to develop its investment management capacity with respect to new asset classes or investment styles in which the Fund may invest in the future.

The advisory fee rate paid by the Fund under the Advisory Agreement has been at the lower end of the range of rates paid by the Fund’s peer group for the same services. For example, as indicated above, recent data provided by Lipper (as of 09/30/08) reflects the fact that the average annual management fee rate paid by the Fund’s peer group of funds was 0.61% of average daily net assets, compared to the 0.32% rate paid by the Fund in 2008. The proposed management fee rate of 0.50% would still be lower than the Fund’s peer group average.

In requesting the proposed fee rate increase, GEAM believes that the increase would enhance its ability to manage the Fund for the benefit of shareholders and owners of variable contracts indirectly invested in the Fund. The proposed fee rate increase will provide GEAM with additional flexibility and means to increase the investment management capabilities associated with managing the Fund. In particular, the proposed fee rate increase would provide GEAM with the resources necessary to retain highly qualified sub-adviser(s) with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund. In addition, the proposed fee rate increase will provide GEAM with additional resources necessary to maintain effective compliance operations for the benefit of Fund shareholders and owners of variable contracts indirectly invested in the Fund.

In order to oversee the implementation of the proposed initiatives and to properly manage the additional oversight responsibilities described above, GEAM has recently added an additional portfolio manager to share the management responsibilities with Ms. Judith A. Studer. David Wiederecht, who is President—Investment Strategies at GEAM and has more than 20 years of investment management experience, has assumed this new position. Mr. Wiederecht is currently responsible for leading GEAM’s strategic and tactical asset allocation efforts with respect to assets managed by GEAM, including GE’s pension and other benefit plans. Prior to his current role, Mr. Wiederecht was the Managing Director—Alternative Investments at GEAM, where he had portfolio management responsibilities for various private equity and real estate investment strategies, including oversight over investments in hedge funds. Prior to joining GEAM in 1988, Mr. Wiederecht held various positions throughout GE.

Matters Considered by the Board

At a meeting held on February 25, 2009, the Board, including the Independent Directors, considered and unanimously approved amending the Advisory Agreement to increase the advisory fee rate and to provide for a sub-adviser structure.7

In considering whether to approve the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by GEAM.8 GEAM explained the specific reasons for each of its recommendations and that certain of these items would need to be approved by the Fund’s shareholders, which would involve a proxy solicitation and a special shareholders meeting. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by Lipper. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

At the February 25, 2009 meeting, the Independent Directors discussed each proposal in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The Board noted that GEAM had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 5, 2008 and December 12, 2008. As such, the basis for the Board’s 2008 renewal of the then current Advisory Agreement with GEAM would remain the basis for the Board’s approval of the Proposed Amended Agreement, subject to the new consideration of the higher proposed advisory fee rate and the additional services to be provided by GEAM with respect to the sub-adviser structure.

The Board also had an opportunity to discuss this information with GEAM managers, including representatives from the legal, compliance and finance departments, and investment personnel.9 The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed new structure.

[7]

The Board previously considered all of the proposals described in this Proxy Statement, including the Amended Agreement, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the Amended Agreement.

[8]

This was done in part by reference to discussions and considerations at the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 and February 4, 2009 meetings, all of which were referenced, considered and affirmed at the February 25, 2009 meeting.

[9]	Some of these discussions occurred at one or more of the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 or February 4, 2009 meetings.

In reaching their determination relating to the proposed new structure and in the approval of the Amended Agreement, the Board, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Provided

The Board reviewed the services provided by GEAM, focusing on its extensive experience with GEAM. In particular, the Board considered, and discussed with representatives of GEAM, the utility of providing the Fund with greater investment flexibility to invest in additional asset classes and market segments, to use additional investment techniques and strategies, and to revise certain investment policies to reduce certain restrictions, and how adoption of a “manager of managers” approach and the approval of the Amended Agreement could facilitate achieving these initiatives. The Board noted the significant additional responsibilities associated with implementing GEAM’s proposed initiatives to improve the management and competitiveness of the Fund, such as selecting and managing the sub-adviser(s), assessing whether to retain or terminate a sub-adviser, designing and supervising the Fund’s new strategy, allocating assets among a wider variety of asset classes and among sub-adviser(s).

In light of these discussions, the Board, including the Independent Directors, concluded that services provided and expected to be provided by GEAM, would be satisfactory, of high quality and would have the potential to benefit the Fund.

Investment Performance of the Fund

The Board considered the investment performance of the Fund for various periods. In considering the proposed new structure, the Board focused on GEAM’s proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve performance and competitiveness. The Board reviewed detailed comparisons of historical performance information of the Fund with relevant securities indices and peer groupings for various periods. The Board also engaged in detailed discussions with management about GEAM’s investment performance and reviewed the proposed changes to investment strategies and techniques.

Taking these factors into consideration, the Board, including the Independent Directors, found the historical performance of the Fund to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered the cost of the services provided by GEAM. The Board reviewed actual and pro forma information concerning GEAM’s profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board also considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Board noted and discussed the additional services to be provided by GEAM to the Fund and noted the fact that GEAM, and not the Fund, would pay all sub-advisory fees to any sub-adviser(s) retained to manage the Fund’s assets, including Urdang. The Board determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described below, recognized the additional services it would provide and the costs it would incur assuming these proposals are approved. The Board also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the advisory fee rate and noted that a portion of the increase would likely be consumed by the payment of sub-advisory fees to Urdang and any sub-adviser that may be engaged in the future to manage a portion of the Fund’s assets. The consensus of the Board was that GEAM’s profitability from the advisory fee rate increase would likely remain at a reasonable level.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditures of substantial sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

The Board also considered that GEAM’s proposed Amended Agreement would contain a higher advisory fee rate that was not subject to breakpoints whereas Urdang agreed to modest breakpoints in its fees for larger asset levels. The Board was comfortable that GEAM’s general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher fee rate for lower asset levels.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services to be provided to the Fund by GEAM, and the fees charged to the Fund for those services. The Board reviewed information regarding the fees and expected expense ratios for the Fund, and comparative information with respect to similar products. The Board discussed that the Fund’s figures were competitive and within the applicable peer group range and noted that the proposed advisory fees for the Fund, after giving effect to the increase, would still be lower than the Lipper peer group average. The Board also considered its extensive experience with GEAM.

The Board, including the Independent Directors, concluded that, based on this information, the proposed advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board also considered that there may be financial benefits that GEAM derive from its relationship with the Fund, including soft dollar benefits generated through portfolio transactions. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the proposed advisory fee rate is reasonable in relation to the services expected to be provided to the Fund. The Board, including the Independent Directors, also concluded more recently that the proposed fee rate change and multiple sub-adviser structure in the Amended Agreement would be in the best interests of the Fund, its shareholders and variable contract owners indirectly invested in the Fund.

Implementation

If approved by shareholders, the increased advisory fee rate will become effective as of May 1, 2009.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS

OF THE FUND VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 4.

PROPOSAL 5

APPROVAL OF NEW DISTRIBUTION AND SERVICE PLAN FOR CLASS 1 SHARES AND AMENDED DISTRIBUTION AND SERVICE PLANS FOR CLASS 2

SHARES AND CLASS 3 SHARES

Background

To remain attractive to the Insurance Companies and owners of variable contracts issued by these companies, as well as to other prospective investors that may consider adding the Fund as an investment option in their variable contracts, GEAM recommended and the Board approved certain changes designed to improve the ability of the Fund to finance services to contract owners indirectly invested in the Fund.

More specifically, GEAM recommended and the Board approved the:

(1) Adoption of a Class 2 Investor Service Plan and Class 3 Investor Service Plan that are substantially the same as the Class 1 Investor Service Plan, where each share class would pay for investor services up to an amount equal to 0.20% of the average daily net assets of the respective share class on an annual basis.

(2) Reduction in the fees paid under the Class 2 Distribution and Service Plan and Class 3 Distribution and Service Plan, in the amounts described in the table below.

(3) Adoption of a new Class 1 Distribution and Service Plan that would cover payments made under the Class 1 Investor Service Plan in the event that any portion of such payments is determined to be an indirect use of these assets to finance distribution of such shares. (Proposal 5A)

(4) Amendments to the Class 2 Distribution and Service Plan and Class 3 Distribution and Service Plan, which would cover payments made under the respective investor service plan, in the event that any portion of such payments is determined to be an indirect use of these assets to finance distribution of the respective share class. (Proposals 5B and 5C, respectively)

As described more fully below, Items (1) and (2) do not require approval by shareholders. Nevertheless, the Board determined that Items (1) and (2) would be implemented only upon approval of Item (4) by the respective shareholders. Items (3) and (4) require the approval of shareholders.

No changes were proposed or made to the Class 4 Distribution and Service Plan, nor was an investor service plan adopted for Class 4 shares.

Recent Changes to Classes 2 and 3 that Do Not Require Shareholder Approval

The Fund offers four classes of shares defined by the level of expenses they bear for distribution and shareholder services. The Fund recently adopted the Class 2 Investor Service Plan and the Class 3 Investor Service Plan, and reduced the fees paid under the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan, in the amounts shown in the table below. The Class 2 Investor Service Plan and Class 3 Investor Service Plan are substantially the same as the existing Class 1 Investor Service Plan, where each share class would pay for investor services up to an amount equal to 0.20% of the average daily net assets of the respective share class on an annual basis. Although these changes have been approved by the Board and do not require shareholder approval, implementation of these changes with respect to each of Class 2 and Class 3 shares are contingent upon approval by shareholders of Proposals 5B and 5C, respectively. If shareholders of a share class approve the respective proposal, changes with respect to that share class would take effect as of May 1, 2009.

Annual Rates as a Percentage of Average Daily Net Assets

	Class 1		Class 2		Class 3
	Current Structure	New Structure	Current Structure	New Structure	Current Structure	New Structure
Investor Service Plan Fee	0.20%	0.20%	None	0.20%	None	0.20%
Distribution and Service Plan Fee (Rule 12b-1 fee)	None	0.00%	0.25%	0.05%	0.30%	0.25%
Total Plan Fees	0.20%	0.20%	0.25%	0.25%	0.30%	0.45%

As the table indicates, the changes in the structure and levels of fees has the following results: (a) for Class 1 shares, no change; (b) for Class 2 shares, a reduction in the Class 2 Distribution and Service Plan fee (the 12b-1 fee) and the addition of a Class 2 Investor Service Plan fee, with the total of such fees remaining the same; and (c) for Class 3 shares, a reduction in the Class 3 Distribution and Service Plan fee (the 12b-1 fee) and the addition of a Class 3 Investor Service Plan fee, with the total of such fees increasing by 0.15%.10

The principal effect of the changes to the expense structure of Class 2 shares and Class 3 shares is to implement a uniform level of expense for investor services (i.e., administrative services) and reduce the maximum level of expenses (12b-1 fees) for a combination of distribution services (i.e., sales services) and investor services (i.e., administrative services and other services from brokers). This generally should have the effect of recipients using the distribution and service plan fees (12b-1 fees) primarily for distribution services rather than a combination of distribution services and investor services.

Proposed Changes to Classes 1, 2 and 3 that Require Shareholder Approval

Proposal 5 is about an enhancement designed to provide support to the Class 1 Investor Service Plan, which has been in existence for over two years, as well as the newly adopted Class 2 Investor Service Plan and Class 3 Investor Service Plan. Proposal 5A is to adopt a Class 1 Distribution and Service Plan that does not have a separate fee for the services provided under the plan, but rather would exist solely to cover the expense incurred pursuant to the Class 1 Investor Service Plan in the event that such expense is determined to have financed distribution services rather than for their intended purpose. Likewise, Proposals 5B and 5C are to amend the Class 2 Distribution and Service Plan and Class 3 Distribution and Service Plan to cover the expenses incurred pursuant to the investor service plans for their respective class of shares for the same purpose.

Proposal 5A is discussed separately from Proposals 5B through 5C. The following descriptions of each of the new investor service plans and the distribution and service plans are qualified in their entirety by reference to the forms of the plans included in Exhibit E, Exhibit F, Exhibit G and Exhibit H to this Proxy Statement.

Proposal 5A

Information About Class 1 Shares and the Class 1 Investor Service Plan

The principal feature of the Class 1 shares is the Class 1 Investor Service Plan. Under the Plan, Class 1 shares bear an expense for investor services (the “Class 1 Investor Service Plan Fee” or the “Fee”) up to an amount equal to 0.20% of the average daily net assets of the Fund attributable to Class 1 shares on an annual basis. In addition, the amount of compensation paid to any provider of investor services pursuant to the Plan during any fiscal year of the Fund may not exceed the foregoing rate with respect to Class 1 shares serviced by that provider.

[10]

Although shareholder approval is not necessary to adopt or implement an investor service plan, or to reduce the 12b-1 fee of a distribution and service plan, Rule 12b-1 would require that any increase in the 12b-1 fees for Class 2 Shares and Class 3 Shares above the new structure levels be approved by shareholders prior to implementation.

The Class 1 Investor Service Plan Fee is designed to compensate GE Investment Distributors, Inc. (“GEID”), the Fund’s principal distributor, or certain other types of financial services companies, for record keeping and other administrative services provided to holders of Class 1 shares. The Class 1 Investor Service Plan Fee is not intended to compensate broker dealers or other parties for distribution services or broker services other than administrative services. The Class 1 Investor Service Plan was not required to be, and therefore was not, adopted pursuant to Rule 12b-1. The Class 1 Investor Service Plan Fee may only be paid pursuant to a written agreement with the service provider receiving the Fee wherein the service provider agrees, among other things, to use the Fee to cover the cost of providing the services permitted by the Class 1 Investor Service Plan. A summary of the administrative services covered by the Class 1 Investor Service Plan is found in Exhibit E to this Proxy Statement.

Proposal 5A

Holders of Class 1 shares are being asked to approve the adoption of the proposed Class 1 Distribution and Service Plan that would cover expenses borne or payments made pursuant to the Class 1 Investor Service Plan in the event any portion of such expenses or payments is determined to be an indirect use of the assets attributable to the Fund’s Class 1 shares to finance distribution of such shares.

Reasons for the Proposed Adoption of the Class 1 Distribution and Service Plan

The SEC interprets Section 12(b) of the 1940 Act to prohibit a mutual fund from using its assets to pay for distribution of its shares. However, subject to a number of conditions, Rule 12b-1 under the 1940 Act permits mutual funds to use their assets to finance distribution of their shares. Under Rule 12b-1, any payment made by a mutual fund to finance distribution must be made pursuant to a written plan approved by a majority of the fund’s directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or any agreements related to the plan (“Rule 12b-1 Independent Directors”), at an in-person meeting called for that purpose. Any distribution plan adopted after shares subject to the plan have been issued (as well as any material changes to the plan) also must be approved by a majority of the outstanding shares (as defined in the 1940 Act) of the class subject to the plan.

Expenses under the Class 1 Investor Service Plan are not intended to finance distribution of Class 1 shares of the Fund. To this end, GEID and the Company have taken certain precautions to prevent any use of the Class 1 Investor Service Plan Fee for purposes other than financing the provision of the services stated in the Plan. Such precautions include entering into written agreements with providers of investor services which state the purposes for which the Class 1 Investor Service Plan Fee may be used. Despite any measures GEID and the Company may take to ensure that the Class 1 Investor Service Plan Fee is used only for its intended purposes, neither GEID nor the Company can control how service providers ultimately use the Fee. Therefore, the Board has determined that, as a precaution, the investors in Class 1 shares of the Fund should adopt the Class 1 Distribution and Service Plan pursuant to Rule 12b-1. The Class 1 Distribution and Service Plan would protect the Fund in the event, and to the extent, that any portion of the expense borne by Class 1 shares of the Fund pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the Fund’s assets to finance distribution of its Class 1 shares, by authorizing and permitting such an expense as required by Rule 12b-1.

Information About the Class 1 Distribution and Service Plan

As proposed, the Class 1 Distribution and Service Plan provides that in the event, and to the extent, that any portion of the expense borne by the assets of the Fund attributable to Class 1 shares pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the Fund’s assets to finance distribution of Class 1 shares, the Company and the Fund are authorized and permitted to pay such compensation under the Class 1 Distribution and Service Plan in an amount not to exceed during any fiscal year 0.20% of the average daily net assets of Class 1 shares. Thus, the Class 1 Distribution and Service Plan has no separate plan fee and would not authorize or permit Class 1 Shares to bear any expense other than the expenses already permitted under the Class 1 Investor Service Plan (i.e., the Class 1 Investor Service Plan Fee). As a result, adoption of the Class 1 Distribution and Service Plan would not increase expenses of Class 1 Shares. The Class 1 Distribution and Service Plan may be terminated at any time, without the payment of any penalty, by a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding Class 1 Shares. A copy of the Class 1 Distribution and Service Plan is attached as part of Exhibit F.

Under Rule 12b-1, the Board, including the Rule 12b-1 Independent Directors, has a duty to request and evaluate, and any person who is a party to any agreement with the Fund relating to the Class 1 Distribution and Service Plan has a duty to furnish, such information as may reasonably be necessary for an informed determination of whether the Class 1 Distribution and Service Plan should be implemented or continued. Furthermore, Rule 12b-1 requires that the Directors who vote to approve such implementation or continuation must conclude, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Class 1 Distribution and Service Plan will benefit the Fund and the holders of its Class 1 shares (including owners of variable contracts indirectly invested in such shares). Under Rule 12b-1, annual continuance of the Class 1 Distribution and Service Plan requires the approval of both the Board as a whole, as well as the Rule 12b-1 Independent Directors, at a meeting held in person and called for the purpose of voting on the Plan. As required by Rule 12b-1, the Board and the Rule 12b-1 Independent Directors have approved the Class 1 Distribution and Service Plan. If approved by the holders of a majority of the Class 1 shares, the Class 1 Distribution and Service Plan will be adopted.

Proposals 5B and 5C

Information About the Class 2 Shares and Class 3 Shares, and the Class 2 Distribution and Service Plan and Class 3 Distribution and Service Plan

The first principal feature of the Class 2 shares and Class 3 shares is the distribution and service plans for each share class. The Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan were initially adopted by the Board in accordance with Rule 12b-1 on December 9, 2005, and amended by the Board before implementation on August 2, 2006.

For the fiscal year ended December 31, 2008, the following amounts were paid by the Fund’s Class 2 and Class 3 shares and spent by GEID for compensation to broker dealers:

	Amount Paid by Class
Class	Aggregate Payment	Payment as a Percentage of the Average Net Assets of the Class	Amount Spent by GEID for Compensation to Broker Dealers
Class 2	$38,320	0.25%	$38,320
Class 3	$3,740,152	0.30%	$3,740,152

These amounts reflect the maximum Distribution and Service Plan Fee in effect for each class during 2008, as follows:

•	0.25% of the average daily net assets of the Fund attributable to Class 2 shares.

•	0.30% of the average daily net assets of the Fund attributable to Class 3 shares.

At the February 25, 2009 Board meeting, the Board approved the reduction in fees paid under the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan, which would become effective May 1, 2009, as follows:

•	The total amount of compensation paid during any fiscal year for both “sales services” and “investor services” shall not exceed:

•	0.05% of the average daily net assets of the Fund attributable to Class 2 shares.

•	0.25% of the average daily net assets of the Fund attributable to Class 3 shares.

•	The amount of compensation paid during any fiscal year for the “personal services” component of “investor services” shall not exceed:

•	0.05% of the average daily net assets of the Fund attributable to Class 2 shares.

•	0.25% of the average daily net assets of the Fund attributable to Class 3 shares.

Implementation of the foregoing reduction in fees paid under the respective Distribution and Service Plans is subject to shareholder approval of Proposals 5B and 5C.

For purposes of the foregoing, “sales services”, “investor services” and “personal services” would now have the following definitions:

•	“Sales services” are services provided by:

•	GEID related to activities primarily intended to result in the selection by an insurance company of Class 2 shares or Class 3 shares of the Fund as an investment option in its variable contracts; or

•	GEID or another broker-dealer related to activities primarily intended to result in investment in Class 2 shares or Class 3 shares of the Fund by owners or prospective owners of variable contracts.

Sales services do not include personal services provided by a broker-dealer to owners or prospective owners of variable contracts who are its customers.

•	“Investor services” means:

•

Record keeping, account maintenance and administrative services provided by GEID, another broker-dealer, a retirement plan record keeper or administrator, transfer agent, insurance company, or third-party administrator for an insurance company; and

•	Personal services provided by GEID or another broker-dealer to owners of variable contracts indirectly invested in Class 2 shares or Class 3 shares who are its customers.

•	“Personal services” means:

•

The phrase “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and having the meaning given it in NASD Notices to Members 90-56, 92-41, and 93-12.

As required by Rule 12b-1, both the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan continue in effect with respect to its class of shares from year to year so long as such continuance is approved annually by the Board and by the Rule 12b-1 Independent Directors. Both the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan may be terminated with respect to its class of shares at any time by vote of a majority of the Rule 12b-1 Independent Directors or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class.

The Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan are attached as part of Exhibit G and Exhibit H to this Proxy Statement, respectively.

Information about the Class 2 Investor Service Plan and the Class 3 Investor Service Plan

At the February 25, 2009 Board meeting, the Board approved an investor service plan for each of Classes 2 and 3, which would become effective May 1, 2009, pursuant to which each such share class bears an expense for investor services up to an amount equal to 0.20% of the average daily net assets of the respective share class on an annual basis (the “Class 2 Investor Service Plan Fee” and “Class 3 Investor Service Plan Fee”, respectively, or the “Fee”). In addition, the amount of compensation paid to any provider of investor services pursuant to each Plan during any fiscal year of the Fund may not exceed the foregoing rate with respect to Class 2 shares or Class 3 shares serviced by that provider. Implementation of these plans, however, is contingent upon the approval of Proposals 5B and 5C by the respective shareholders.

Both the Class 2 Investor Service Plan Fee and Class 3 Investor Service Plan Fee are designed to compensate GEID, or certain other types of financial services companies for record keeping and other administrative services provided to holders of Class 2 and Class 3 shares. Neither the Class 2 Investor Service Plan Fee or the Class 3 Investor Service Plan Fee are intended to compensate broker dealers or other parties for distribution services or broker services other than administrative services. The Class 2 Investor Service Plan and the Class 3 Investor Service Plan were not required to be, and were not, adopted pursuant to Rule 12b-1. The Investor Service Plan Fees for each Plan may only be paid pursuant to a written agreement with the service provider receiving the Fee wherein the service provider agrees, among other things, to use the Fee to cover the cost of providing the services permitted by the respective Plan. Both the Class 2 Investor Service Plan and Class 3 Investor Service Plan are substantially identical to the Class 1 Investor Service Plan. A summary of the administrative services covered by the Class 1 Investor Service Plan is found in Exhibit E to this Proxy Statement.

Proposals 5B and 5C

Proposal 5B. Holders of Class 2 shares are being asked to approve amendments to the current Class 2 Distribution and Service Plan that would extend the Plan to cover expenses borne or payments made pursuant to the Class 2 Investor Service Plan in the event, and to the extent, that any portion of such expenses or payments is determined to be an indirect use of the assets attributable to the Fund’s Class 2 shares to finance distribution of such shares.

Proposal 5C. Holders of Class 3 shares are being asked to approve amendments to the current Class 3 Distribution and Service Plan that would extend the Plan to cover expenses borne or payments made pursuant to the Class 3 Investor Service Plan in the event, and to the extent, that any portion of such expenses or payments is determined to be an indirect use of the assets attributable to the Fund’s Class 3 shares to finance distribution of such shares.

Reasons for the Proposed Amendments of the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan

The SEC interprets Section 12(b) of the 1940 Act to prohibit a mutual fund from using its assets to pay for distribution of its shares. However, subject to a number of conditions, Rule 12b-1 under the 1940 Act permits mutual funds to use their assets to finance distribution of their shares. Under Rule 12b-1, any payment made by a mutual fund to finance distribution must be made pursuant to a written plan approved by a majority of the fund’s directors, including a majority of its Rule 12b-1 Independent Directors, at an in-person meeting called for that purpose. Any distribution plan adopted after shares subject to the plan have been issued (as well as any material changes to the plan) also must be approved by a majority (as defined in the 1940 Act) of the shareholders subject to the plan.

Expenses under both the Class 2 Investor Service Plan and Class 3 Investor Service Plan are not intended to finance the distribution of such classes of the Fund’s shares. To this end, GEID and the Company will take certain precautions to prevent any use of the Class 2 Investor Service Plan Fee or the Class 3 Investor Service Plan Fee for purposes other than financing the provision of the services stated in the respective Plan. Such precautions include entering into written agreements with providers of investor services which state the purposes for which the Investor Service Plan Fees for each class may be used. Despite any measures GEID and the

Company may take to ensure that the Class 2 Investor Service Plan Fee and the Class 3 Investor Service Plan Fee is used only for its intended purposes, neither GEID nor the Company can control how service providers ultimately use the fees. Therefore, the Board has determined that, as a precaution, the investors in Class 2 shares and Class 3 shares of the Fund should adopt the proposed amendments to their distribution and service plan pursuant to Rule 12b-1. As proposed to be amended, each of the Class 2 Distribution and Service Plan and the Class 3 Investor Service Plan would protect the Fund in the event, and to the extent, that any portion of the expense borne by the corresponding class of the Fund’s shares pursuant to its investor service plan is determined to be an indirect use of the Fund’s assets to finance distribution of that class of shares, by authorizing and permitting such an expense as required by Rule 12b-1.

Matters Considered by the Board

Proposal 5A, Proposed Adoption of the Class 1 Distribution and Service Plan

At a meeting held on February 25, 2009 meeting, the Board approved the proposed Class 1 Distribution and Service Plan.11 In advance of the meetings, the Board received materials relating to the proposed Class 1 Distribution and Service Plan, and had the opportunity to ask questions and request additional information about the proposed plan.12

The Board’s principal consideration in approving the Class 1 Distribution and Service Plan was the utility of the Plan in supporting the existing Class 1 Investor Service Plan. In particular, the Board considered the fact that the proposed Class 1 Distribution and Service Plan does not entail a separate plan fee and would not authorize any additional expenses to be borne by Class 1 shares. Rather, the sole purpose of the Class 1 Distribution and Service Plan would be to protect the Fund in the event, and to the extent, that any portion of the expense borne by Class 1 shares of the Fund pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the Fund’s assets to finance distribution of its Class 1 shares, by authorizing and permitting such an expense pursuant to Rule 12b-1. In this regard, the Board noted that there did not appear to be any disadvantages to the Fund or Class 1 shares of the Fund in adopting the Class 1 Distribution and Service Plan.

Proposals 5B and 5C, Proposed Amendments to the Class 2 and Class 3 Distribution and Service Plans

At the February 25, 2009 meeting, the Board approved the proposed amendments to the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan.13 In advance of the meeting, the Board received materials relating to the proposed amendments, and had the opportunity to ask questions and request additional information about the proposed amendments and the two plans.14

The Board also considered the merits of the proposed amendments to the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan, in light of the feedback provided by the Insurance Companies and prospective insurance companies. The Board considered the fact that the changes in the structure and levels

[11]

The Board previously considered all of the proposals described in this Proxy Statement, including the adoption of a new Class 1 Distribution and Service Plan, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the new Class 1 Distribution and Service Plan.

[12]	Some of these discussions occurred at one or more of the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 or February 4, 2009 meetings.
[13]

The Board previously considered all of the proposals described in this Proxy Statement, including amendments to the Class 2 and 3 Distribution and Service Plans, at meetings held on September 26, 2008, October 23, 2008 and February 4, 2009. The Board is now seeking shareholder approval of the amendments to the Class 2 and 3 Distribution and Service Plans.

[14]	Some of these discussions occurred at one or more of the Board’s September 26, 2008, October 23, 2008, December 5, 2008, December 12, 2008 or February 4, 2009 meetings.

of these share classes were designed to improve the ability of each such class to finance the services most desired by the insurance companies and owners of their variable contracts. In this regard, the Board noted that the principal effect of the changes to the expense structure of these share classes is to implement a uniform level of expense for investor services (i.e., administrative services) and to reduce the maximum level of expenses (12b-1 fees) for a combination of distribution services (i.e., sales services) and investor services (i.e., administrative services and other services from brokers). The Board concluded that there is a reasonable likelihood that the proposed amendments to both the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan would benefit the Fund, holders of Class 2 shares and Class 3 shares, as well as owners of variable contracts indirectly invested in such classes of shares, because the amendments would support the investor service plans for each such class of shares by maintaining the Fund’s compliance with Rule 12b-1 as that Rule may relate to the investor service plans.

In connection with the foregoing conclusion, the Board considered that the primary purpose of the proposed amendments to the Class 2 Distribution and Service Plan and the Class 3 Distribution and Service Plan would be to protect the Fund in the event, and to the extent, that any portion of the expense borne by the corresponding class of the Fund’s shares pursuant to its investor service plan is determined to be an indirect use of the Fund’s assets to finance distribution of that class of shares. The Board also noted that there did not appear to be any disadvantages to the Fund or its Class 2 shares or Class 3 shares in adopting the proposed amendments.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 5A THROUGH 5C.

ADDITIONAL INFORMATION ABOUT GEAM

Information about GEAM

GEAM, located at 3001 Summer Street, Stamford, Connecticut 06905, is the investment adviser and administrator of the Fund. GEAM is a wholly-owned subsidiary of GE and a registered investment adviser. As of December 31, 2008, GEAM had approximately $106 billion of assets under management, of which approximately $19 billion was invested in mutual funds.

Set forth below are the names, titles and principal occupations of the directors and executive officers of GEAM. Unless otherwise indicated, the mailing address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
James W. Ireland III	Chairman of the Board of Directors and President & Chief Executive Officer	None	Chairman of the Board of Directors, President & Chief Executive Officer at GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Daniel O. Colao	Director and Executive Vice President—Chief Financial Officer	None	Executive Vice President—Chief Financial Officer at GEAM since July 2008; Global Chief Financial Officer at Lehman Brothers Investment Management Division in 2008; Managing Director and Global Chief Financial Officer at Lehman Brothers—Mortgage Capital Division from 2007 to 2008; Chief Financial Officer at a number of GE businesses including GE Auto Finance, Fleet Services, Vendor Financial Services and GE Aviation Services from 1999 to 2007.

Paul M. Colonna	Director and President & Chief Investment Officer—Fixed Income Investments	Portfolio Manager of the Fund	President & Chief Investment Officer—Fixed Income Investments at GEAM since March 2007; Executive Vice President at GEAM from March 2007 to September 2008; Senior Vice President—Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President—Structured Products at GEAM from March 2002 to March 2005.

Michael J. Cosgrove	Director and President & CEO—Mutual Funds & Intermediary Business	Chairman of the Board of Directors of the GE Investments Funds, Inc. and President & CEO—Mutual Funds	President and CEO—Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President at GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE) from February 1997 to September 2008; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
Kathryn D. Karlic	Director and President—Institutional Sales & Marketing	None	President—Institutional Sales and Marketing at GEAM since March 2007; Executive Vice President at GEAM from March 2004 to September 2008; President—Fixed Income at GEAM from March 2004 to March 2007; Senior Vice President—Fixed Income at GEAM from April 2002 to March 2004.

Ralph R. Layman	Director and President & Co-Chief Investment Officer—International Equity Investments	Portfolio Manager of the Fund	President & Co-Chief Investment Officer—International Equity Investments at GEAM since March 2007; Executive Vice President at GEAM from 1993 to September 2008; Executive Vice President—International Equity Investments at GEAM from 2000 to March 2007; Executive Vice President—International Equity Investments of GE Investment Corporation (“GEIC”) from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President—International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Matthew J. Simpson	Director and Executive Vice President—General Counsel & Secretary	Director and Executive Vice President	Executive Vice President, General Counsel and Secretary at GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
Judith A. Studer	Director and President—U.S. Equity Investments	Co-Lead Portfolio Manager	President—U.S. Equity Investments since June 2007; Executive Vice President at GEAM from July 2006 to September 2008; President—Investment Strategies at GEAM from March 2007 to June 2007; Executive Vice President—Investment Strategies from July 2006 to June 2007; Senior Vice President—International Equities of GEAM from 1995 to July 2006; Senior Vice President—Domestic Equities of GEAM from 1991-1995; Vice President—Domestic Equities from 1987-1991.

Donald W. Torey	Director and President—Alternative Investments	None	President—Alternative Investments at GEAM since March 2007; Executive Vice President at GEAM from 1997 to September 2008; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President—Alternative Investments of GEIC from 1997-2000; Executive Vice President—Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager—Mergers and Acquisitions Finance for GE from 1989-1993; Vice President—Private Placements of GEIC from 1988-1989.

John J. Walker	Director and Executive Vice President—Chief Operating Officer	None	Executive Vice President and Chief Operating Officer at GEAM since January 2008; Chief Financial Officer at GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM).

David Wiederecht	Director and President—Investment Strategies	Co-Lead Portfolio Manager	President—Investment Strategies at GEAM since February 2008; Executive Vice President—Investment Strategies at GEAM from February 2008 to September 2008; Managing Director— Alternative Investments at GEAM from 2004-2008; Vice President—Alternative Investments/Private Equity/Hedge Fund from 1998-2004.

GEAM’s Management of Funds with Similar Objectives

GEAM manages two other mutual funds with investment objectives that are substantially similar to the Fund, each with objectives to seek maximum total return. The following table discusses the size of each similarly managed fund, the compensation earned by GEAM for each such fund, and applicable waivers, reductions or fee reimbursement arrangements between each such fund and GEAM.

Name of Fund	Size of Fund as of December 31, 2008	Compensation to GEAM	Applicable Waivers, Reductions or Fee Reimbursement Arrangements
GE Funds—GE Total Return Fund (formerly GE Strategic Investment Fund)*	$123,716,296	0.35%	N/A

GE Institutional Strategic Investment Fund	$498,232,998	First $25 million 0.45% Next $25 million 0.40% Over $50 million 0.35%	N/A

*	On or about the same time as the date of this Meeting, a special meeting of shareholders has also been scheduled for the GE Funds—GE Total Return Fund (“GE Total Return Fund”), where shareholders of the GE Total Return Fund will be asked to approve a number of proposals that are substantially similar to the Proposals in this Proxy Statement (except for Proposal 5), including a proposed amendment to the advisory agreement with GEAM to increase the GE Total Return Fund’s annual advisory fee rate to 0.50%.

Amounts Paid to Affiliates

The Distributor

GE Investment Distributors, Inc. (“GEID”), 3001 Summer Street, Stamford, Connecticut 06905, acts as the principal distributor of the shares of the Fund. GEID is a wholly owned subsidiary of GEAM. The Fund did not pay any brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal year.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Fund with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24F-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM. For the fiscal year ended December 31, 2008, GENPACT received $36,843 from the Fund.

Continuation of Services

The services provided by GEAM, GEID and GENPACT to the Fund are expected to continue whether or not shareholders approve Proposal 4.

ADDITIONAL INFORMATION ABOUT THE COMPANY

Interests of Directors and Officers in the Proposals

Set forth below are the names, titles and principal occupations of the directors and officers of the Company. None of the Independent Directors own securities or otherwise have a material direct or indirect interest in GEAM or a person controlling, controlled by or under common control with GEAM. The officers of the Company beneficially own securities issued by GE, the parent company of GEAM. Unless otherwise indicated, the mailing address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900.

Name	Position(s) Held with the Company	Position(s) Held with GEAM	Principal Occupations
Michael J. Cosgrove	Chairman of the Board of Directors and President & CEO	Director and President & CEO—Mutual Funds & Intermediary Business	President and CEO—Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President at GEAM (formerly President, GEAMS of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE) from February 1997 to September 2008; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Matthew J. Simpson	Director and Executive Vice President	Director and Executive Vice President—General Counsel & Secretary	Executive Vice President, General Counsel and Secretary at GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

John R. Costantino	Independent Director	None	General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

Name	Position(s) Held with the Company	Position(s) Held with GEAM	Principal Occupations
William J. Lucas	Independent Director	None	Vice President and Treasurer of Fairfield University since 1983.

Robert P. Quinn	Independent Director	None	Retired since 1983 from Salomon Brothers Inc.

Scott H. Rhodes	Treasurer	Manager of Mutual Funds Operations	GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller—Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Jeanne M. La Porta	Vice President and Secretary	Senior Vice President & Deputy General Counsel	Senior Vice President and Deputy General Counsel at GEAM since October 2007; Vice President and Associate General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from September 2003 to October 2007 and Secretary since October 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Robert S. Herlihy	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer of GEAM and the GE Mutual Funds since July 2005; Manager of Fund Administration at GEAM from March 2002 to July 2005; Manager—Investment Company Services Group of PricewaterhouseCoopers LLP from August 1999 to March 2002.

OTHER INFORMATION

Reports to Shareholders

Copies of the Fund’s most recent annual report and most recent semi-annual report to shareholders are available on the Company’s website at www.geam.com or will be furnished without charge upon request by writing to the Company at 3001 Summer Street, Stamford, Connecticut 06905, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company), 1-800-313-5282 (for Genworth Life Insurance Company of New York), 1-800-262-7111 (for Standard Insurance Company) or 1-800-722-4448 (for Pacific Life Insurance Company).

Shareholder Proposals

As a general matter, the Company does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Company, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Company within a reasonable period of time prior to any such shareholder meeting.

Other Business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

EXHIBIT A

Form of Proposed Sub-Advisory Agreement with Urdang Securities Management, Inc.

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of May     , 2009, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE INVESTMENTS FUNDS, INC., a Virginia Corporation (“Company”), on behalf of the TOTAL RETURN FUND (“Fund”), a series of the Company, solely with respect to Section 13(b) of this Agreement, and URDANG SECURITIES MANAGEMENT, INC., a Pennsylvania corporation (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated May 1, 1997 (“Advisory Agreement”) with the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Company;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Directors, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company, the Fund or GEAM in any way or otherwise be deemed an agent of the Company, the Fund or GEAM.

2. Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Directors of the Company (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Company’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Company’s Certificate of Incorporation and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Company or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Company are the property of the Company and further agrees to surrender the same to GEAM or the Company upon GEAM’s or the Company’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports relating to the Allocated Assets, information regarding the Sub-Adviser required to be included in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Company’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3. Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4. Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5. Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6. Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the ninetieth (90th) day following the end of each calendar quarter, a monthly fee based on the net assets attributable to the Aggregate Allocated Assets (as defined in Schedule A) of the real-estate securities investment strategy managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Company as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company and its directors and officers, including the Company’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Company’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Company, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i) submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii) submit to the Board for its consideration and approval, annually (and at such other times as the Company may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii) provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv) permit GEAM and the Company and its directors and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Company to compliance risks or lead to a violation by the Company, GEAM or the Sub-Adviser of the federal securities laws;

(v) provide GEAM, the Company and its directors and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi) make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Company and its directors and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8. Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9. Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated the currently effective Post-Effective Amendment to the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

10. Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11. Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify GEAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12. Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or GEAM for any loss suffered by the Fund, the Company or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13. Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) GEAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Company agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Company harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Company’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14. Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15. Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16. Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Company and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17. Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Company or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Company, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18. Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Company receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19. Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

By:
Name:
Title:

GE INVESTMENTS FUNDS, INC., ON BEHALF OF TOTAL RETURN FUND, A SERIES OF GE INVESTMENTS FUNDS, INC., SOLELY WITH RESPECT TO SECTION 13(B) OF THIS AGREEMENT

By:
Name:
Title:

URDANG SECURITIES MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below.

The sub-advisory fee is based on the amount of Allocated Assets aggregated with the assets of other mutual funds and accounts managed by GEAM for which Urdang serves as a sub-adviser that are managed pursuant to the same real estate securities investment strategy (the “Aggregate Allocated Assets”). The fee is as follows:

For every month during which the average Aggregate Allocated Assets1 is less than $100 million, the sub-advisory fee is at the annual rate of 0.50% of average Aggregate Allocated Assets for the month. For any month during which the average Aggregate Allocated Assets is equal to or greater than $100 million, the sub-advisory fee for the month is at the following annual rates:

First $100 million of average Aggregate Allocated Assets	0.425%
Next $100 million of average Aggregate Allocated Assets	0.375%
Over $200 million of average Aggregate Allocated Assets	0.350%

For the purpose of accruing compensation, the net assets of the Fund’s Allocated Assets shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within ninety (90) days of the date of termination.

[1]

The Aggregate Allocated Assets for any period is the aggregate average daily net assets for that period attributable to the real estate related investments strategy managed by GEAM and sub-advised by Urdang, including the average daily net assets of the GE Investments Funds Inc.—Real Estate Securities Fund, the Allocated Assets of the Fund and assets of other mutual funds advised by GEAM and allocated to a real estate securities investment strategy managed by Urdang.

EXHIBIT B

Additional Information About Urdang Securities Management, Inc.

Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (“Urdang Capital”). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (“BNY Mellon”) and operates as part of BNY Mellon’s Asset Management Division. The address of both Urdang and Urdang Capital is 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

Set forth below are the names and titles of the senior officers and directors of Urdang:

Name	Title
Scott Urdang Gywnedd Valley, Pennsylvania	Chairman, Chief Executive Officer, and Sole Director

Richard Ferst Bala Cynwyd, Pennsylvania	President and Chief Operating Officer

Todd Briddell Wayne, Pennsylvania	Chief Investment Officer, Real Estate Securities

Dean Frankel Wayne, Pennsylvania	Senior Portfolio Manager, North America Real Estate Securities

Peter Zabierek Philadelphia, Pennsylvania	Senior Portfolio Manager, Global Real Estate Securities

Vincent Sanfilippo Gywnedd Valley, Pennsylvania	Chief Investment Officer, Private Markets

David Blum Lafayette Hill, Pennsylvania	Managing Director, Portfolio Management

David Rabin Wayne, Pennsylvania	Managing Director, Acquisitions

Mark Greco Wayne, Pennsylvania	Managing Director, Asset Management

Urdang currently serves as sub-adviser to the Managers Real Estate Securities Fund, an investment portfolio of Managers Trust I, which invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged in the real estate industry, including REITs. As of December 31, 2008, the Managers Real Estate Securities Fund had approximately $8 million in assets. For its sub-advisory services to the Managers Real Estate Securities Fund, Urdang receives compensation in the amount of 0.60% of average net assets per annum, payable quarterly. Urdang has not waived, reduced or otherwise agreed to reduce its compensation with respect to the Managers Real Estate Securities Fund.

Urdang also currently serves as sub-adviser to the GE Investments Funds, Inc.—Real Estate Securities Fund, an investment portfolio of the Company, which invests at least 80% of its net assets, under normal circumstances, in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. As of December 31, 2008, the Real Estate Securities Fund had approximately $60 million in assets. For its sub-advisory services to the Real Estate Securities Fund, Urdang receives compensation, payable quarterly, based on the average daily net assets of the fund according to the following schedule:

First $100 million of average daily net assets	0.425%
Next $100 million of average daily net assets	0.375%
Over $200 million of average daily net assets	0.350%

B-1

Notwithstanding the foregoing, for any month during which the average daily net asset value of the Real Estate Securities Fund is less than $100,000,000, the sub-advisory fee is at the annual rate of 0.50% of the average daily net assets of the Real Estate Securities Fund for such month. Urdang has not waived, reduced or otherwise agreed to reduce its compensation with respect to the GE Investments Funds, Inc.—Real Estate Securities Fund.

Urdang has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its anticipated services as sub-adviser to the Fund, Urdang expects the dollar value of these benefits to be nominal. Urdang does not execute portfolio transactions through affiliated brokers.

B-2

EXHIBIT C

Form of Proposed Amendment to the Investment Advisory and Administration Agreement

AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

GE ASSET MANAGEMENT INCORPORATED

THIS AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (this “Amendment”) is made as of May 1, 2009, between GE ASSET MANAGEMENT INCORPORATED (“GEAM”, formerly known as GE Investment Management Incorporated) and GE INVESTMENTS FUNDS, INC. (the “Company”) on behalf of its Total Return Fund (the “Fund”).

W I T N E S S E T H:

WHEREAS, the Company and GEAM are parties to an Investment Advisory and Administration Agreement (the “Agreement”) dated as of May 1, 1997, pursuant to which GEAM serves as the investment adviser for the Fund; and

WHEREAS, capitalized terms used in this Amendment not defined herein shall have the respective meanings given to them in the Agreement; and

WHEREAS, the Company and GEAM desire to amend the Agreement to reflect the additional responsibilities of GEAM with respect to one or more sub-adviser(s) managing a portion of the Fund’s portfolio, as well as an increase in the advisory fee payable by the Company to GEAM under such Agreement; and

WHEREAS, this Amendment has been approved in the requisite manner by the Board of Directors of the Company (the “Board”) and approved by the shareholders of the Fund.

NOW, THEREFORE, the parties hereby agree as follows:

1. All references in the Agreement to “GE Investment Management Incorporated” or “GEIM” shall be replaced by “GE Asset Management Incorporated” and “GEAM” respectively.

2. Section 2 of the Agreement is hereby amended to add the following services to be provided by GEAM:

(f) GEAM agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services for the portion(s) of the Fund’s portfolio specified by GEAM and on terms and conditions, including but not limited to the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law and any exemptive order to which the Company or GEAM is subject.

(g) GEAM agrees to direct the allocation of the Fund’s assets (or no assets) to a sub-adviser based on GEAM’s view of the securities market, the relative performance, asset class, strategy, style, outlook and other considerations related to such sub-adviser.

(h) GEAM agrees to supervise the investments and other transactions made by a sub-adviser on behalf of the Fund for compliance and allocation purposes, subject to the ultimate oversight and supervision of the Board.

(i) GEAM agrees to supervise the cash flows into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among any sub-adviser(s) and the assets managed by them.

3. Section 5 of the Agreement is hereby amended and restated to read as follows:

Section 5. Compensation. In consideration of services rendered and the expenses paid by GEAM pursuant to this Agreement, the Company will pay GEAM on the first business day of each month a fee calculated as a percentage of the average daily net assets of the Fund during the previous month at the annual rate of 0.50%.

For the purpose of determining fees payable to GEAM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

4. The Agreement, except as expressly amended hereby, shall continue in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT as of the day and year first above written.

GE INVESTMENTS FUNDS, INC., ON BEHALF OF TOTAL RETURN FUND

By:
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

GE ASSET MANAGEMENT INCORPORATED

By:
Name:	Matthew J. Simpson
Title:	Executive Vice President

EXHIBIT D

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

GE INVESTMENT MANAGEMENT INCORPORATED

Agreement made as of May 1, 1997 between GE INVESTMENT MANAGEMENT INCORPORATED (“GEIM”) and GE INVESTMENTS FUNDS, INC. (the “Company”) on behalf of its Total Return Fund (the “Fund”).

RECITALS

The Company is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company, organized as a series company as defined in Rule 18f-2 under the 1940 Act, currently has eight classes of Capital Stock outstanding, each representing an interest in a different investment portfolio of the Company. The Fund is one such portfolio.

GEIM is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The Company wishes to retain GEIM to serve as investment adviser and administrator to the Fund and GEIM wishes to serve in this capacity.

Section 1. Appointment

The Company hereby appoints GEIM as investment adviser and administrator with respect to the Fund’s assets for the period and on the terms set forth in this Agreement. GEIM accepts this appointment and hereby agrees to render the services herein set forth for the compensation herein provided.

Subject to the approval of the Board and to other applicable legal requirements, GEIM may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEIM’s responsibilities listed herein.

Section 2. Services as Investment Adviser and Administrator

(a) Subject to the oversight and supervision of the Company’s board of directors (the “Board”), GEIM agrees to provide a continuous investment program for the Fund’s assets, including investment research and management. GEIM will determine from time to time what investments will be purchased, retained or sold by the Fund. GEIM will place purchase and sale orders for the Fund’s investments. GEIM will provide services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Company’s current Registration Statement on Form N-l A, as amended from time to time (the “Registration Statement”).

(b) The Company has furnished or will furnish GEIM with copies of the Registration Statement, its articles of incorporation and by-laws as currently in effect and agrees during the continuance of this agreement to furnish GEIM with copies of any amendment or supplements thereto before or at the time such amendments or supplements become effective. GEIM may rely on all documents furnished to it by the Company.

(c) Subject to the oversight and supervision of the Board, GEIM agrees to serve as administrator to the Company and the Fund and, in this capacity, will: (i) insure the maintenance of the books and records of the Fund (including those required to be maintained or preserved by Rules 31a-1 and 31a-2 under the 1940 Act); (ii) prepare reports to shareholders of the Fund, (iii) prepare and file tax returns for the Fund, (iv) assist with the preparation and filing of reports and the Registration Statement with the Securities and Exchange Commission (the “Commission”), (v) provide appropriate officers for the Company, including a Secretary or Assistant Secretary, (vi) provide administrative support necessary for the Board to conduct meetings, and (vii) supervise and coordinate the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

(d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this agreement.

(e) GEIM will keep the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Company from time to time with whatever information and reports that the Board reasonably requests as appropriate for this purpose.

Section 3. Selection of Investments on Behalf of the Fund.

Unless otherwise set forth in the Registration Statement or directed by the Company, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the investment, the price of the security, the size and difficulty of the order, the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer’s “spread”, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Fund and or other accounts over which GEIM or its affiliates exercise investment discretion. The Company recognizes the desirability of GEIM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Company than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Company, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions or dealer spreads for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to GEIM’s determining in good faith that such commissions are reasonable in terms either of the particular transaction or of the overall responsibility of GEIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to GEIM, or any affiliated person thereof or any investment advisory client thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

Section 4. Costs and Expenses.

GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will provide the Company with all executive, administrative, clerical and other personnel necessary for the investment and administrative operations of the Fund and will pay salaries and other employment-related costs of employing these persons. GEIM will furnish the Company and the Fund with office space, facilities, and equipment and will pay the day-today expenses related to the operation of such space, facilities and equipment.

The Company or the Fund shall be responsible for paying all expenses that each may incur in its operation and all of the general administrative expenses allocable to each except those expressly assumed by GEIM above. These include, by way of description and not of limitation, any share redemption expenses, shareholder servicing costs (including allocable personnel and telephone expenses), the expenses of any shareholder servicing plan and/or distribution plan adopted by the Board pursuant to Rule 12b-l under the 1940 Act, the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting and distributing of a prospectus describing the Fund and supplements to that prospectus to regulatory authorities and the Fund’s shareholders; all expenses incurred in conducting meetings of the Fund’s shareholders and meetings of the Board relating to the Fund, including fees paid to members of the Board who are not interested persons of the Company; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Board or members of any advisory board or committee who are not interested persons of the Company; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; fees and expenses of legal counsel, including counsel to the members of the Board who are not interested persons of the Company and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums for coverage of property or personnel (including officers and Directors) of the Company; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

Section 5. Compensation.

In consideration of services rendered and the expenses paid by GEIM pursuant to this Agreement, the Company will pay GEIM at the beginning of each calendar month a fee that is accrued daily at the annual rates set forth below, which annual rates shall be based on the value of the Fund’s average daily net assets for the previous month:

.50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next $100,000,000 and .30% of amounts in excess of $400,000,000.

For the purpose of determining fees payable to GEIM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

Section 6. Services to Other Companies or Accounts.

(a) The Company understands and acknowledges that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts (“Other Accounts”) and the Company has no objection to GEIM’s so acting, so long as that when the Fund and any Other Account served by GEIM are prepared to invest in, or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund and the Other Account. In addition, the Trust understands and acknowledges that GEIM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Company with those to be sold or purchased for Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, are allocated in a manner believed by GEIM to be equitable to the Company and the Other Accounts. The Company recognizes that, in some cases, the above procedures may adversely affected the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(b) It is agreed that GEIM may use any supplemental investment research and other services provided by brokers or dealer obtained for the benefit of the Fund or the Company in providing investment advice to Other Accounts.

(c) The Company understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Section 7. Continuance and Termination of the Agreement.

(a) This Agreement will become effective as of May 1, 1997 and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement is terminable without penalty, by the Company on not more than 60 nor less than 30 days’ written notice to GEIM, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by GEIM on not more than 60 nor less than 30 days’ notice to the Company.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

Section 8. Limitation of Liability.

GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Section 9. Miscellaneous.

The Company recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials “GE” or the words “General Electric” as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Company, the Company agrees that, at GEIM’s request, any license granted to the Company for the use of the initials “GE” will terminate and that the Company will cease and discontinue completely further use of such initials.

*                                *                                 *                                 *                                 *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE INVESTMENTS FUNDS, INC.

By:	/S/ PAUL E. RUTLEDGE III
Name:	Paul E. Rutledge III
Title:	President

GE INVESTMENT MANAGEMENT INCORPORATED

By:	/S/ MICHAEL J. COSGROVE
Name:	Michael J. Cosgrove
Title:	Executive Vice President

EXHIBIT E

Summary of Administrative Services Covered by Class 1 Investor Service Plan

The Class 1 Investor Service Plan Fee compensates GEID, an insurance company, a third-party administrator for an insurance company, a retirement plan record keeper or administrator, or a transfer agent for record keeping and other administrative services (“Investor Services”) provided to holders of Class 1 shares. Under the Class 1 Investor Service Plan, Investor Services do not include “personal service and/or maintenance of shareholder accounts” (as referenced in NASD Conduct Rule 2830(b)(9) and having the meaning given to it in NASD Notices to Members 90-56, 92-41, and 93-12) to owners or prospective owners of variable contracts.

Investor Services include, but are not limited to:

•	periodic reporting of information to the Company.

•	printing of shareholder communications and distribution of the same to owners of variable contracts indirectly invested in Class 1 shares of the Fund.

•	preparation, printing and distribution of confirmation and quarterly account statements to owners of variable contracts.

•	printing of proxy statements and other proxy material and distribution of the same to owners of variable contracts indirectly invested in Class 1 shares of the Fund.

•	solicitation of voting instructions from owners of variable contracts indirectly invested in Class 1 shares of the Fund and tabulation of the same.

•	attendance at and participation in meetings of holders of Class 1 shares of the Fund.

•	provision of other administrative support to the Company or Class 1 shares of the Fund as mutually agreed from time to time between the Company and the Investor Services provider.

•

maintenance of records of daily transactions in separate account units and computation of the number of Class 1 shares of the Fund that must be purchased or redeemed each day to support such transactions.

•	making available to the Company or its agents the records of daily transactions in separate account units.

•	Assisting the Company in complying with Section 314(b) of the USA Patriot Act.

•	transmission of requests to purchase and redeem the Class 1 shares of the Fund to the Company’s transfer agent or the National Securities Clearing Corporation.

•	assistance to the Company’s transfer agent in recording the issuance of Class 1 shares of the Fund by maintaining a record of daily purchases and redemptions of such shares.

•	preparation and provision of reports to third-party reporting services.

•

relieving the Company, Class 1 shares of the Fund, or the Company’s transfer agent of other incidental account maintenance, record keeping, or administrative services generally provided by mutual funds (or their transfer agents) to their shareholders by providing the same to owners of variable contracts.

E-1

EXHIBIT F

GE INVESTMENTS FUNDS, INC.

DISTRIBUTION AND SERVICE PLAN

FOR CLASS 1 SHARES

May 1, 2009

This Distribution and Service Plan (“Plan”) is adopted by GE Investments Funds, Inc. (the “Company”), a corporation organized under the laws of the Commonwealth of Virginia, with respect to shares designated as Class 1 shares (the “Class 1 Shares”) of each of its series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”).

RECITALS AND DEFINITIONS

(A) GE Asset Management Incorporated (“GEAM”) is the investment adviser to the Company and is responsible for managing the assets of the Funds. GE Investment Distributors, Inc. (“GEID”) is the principal underwriter of the Company’s shares.

(B) Class 1 Shares of the Funds are offered by the Funds to separate accounts of life insurance companies (“Insurance Companies”) as investment options underlying variable annuity contracts (the “Contracts”) or variable life insurance policies (the “Policies”) that are issued by the Insurance Companies.

(C) As used herein, references to owners of Contracts and Policies include participants under group Contracts and Policies if such participants have discretion to allocate purchase payments and transfer Contract or Policy value attributable to them between and among investment options available under the Contracts or Policies.

(D) Each Insurance Company has entered into a participation agreement with the Company and GEID pursuant to which the Insurance Company purchases shares of the Funds for its separate accounts.

(E) This Plan is adopted by the Company pursuant to Rule 12b-1 (“Rule 12b-1”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(F) “Personal Services” refers to the phrase “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and having the meaning given to it in NASD Notices to Members 90-56, 92-41 and 93-12. Personal Services does not include Sales Services.

(G) “Sales Services” shall mean services provided by: (1) GEID related to activities primarily intended to result in the selection by an Insurance Company of Class 1 Shares of a Fund as an investment option in its Contracts or Policies, or (2) GEID or another broker-dealer related to activities primarily intended to result in investment in Class 1 Shares of a Fund by owners of Contracts or Policies. Sales Services does not include Personal Services provided by a broker-dealer to owners of Contracts or Policies who are its customers.

(H) “Investor Services” shall mean: (1) record keeping and other administrative services provided by GEID, another broker-dealer, a retirement plan record keeper or administrator, transfer agent, Insurance Company, or third-party administrator for an Insurance Company; and (2) Personal Services provided by: GEID or another broker-dealer to owners of Contracts or Policies indirectly invested in Class 1 Shares of a Fund who are its customers.

Section 1. Compensation

(a) Except as described in Section 1(b) below, the Company and the Funds may not compensate GEID or any other party for Sales Services or Personal Services from the assets of a Fund attributable to Class 1 Shares. Accordingly, except as described in Section 1(b) below, this Plan does not authorize any expense for Sales Services or Personal Services Fee in the calculation of the daily net asset value of Class 1 Shares.

(b) The Company, on behalf of each Fund, may compensate certain parties for providing certain Investor Services other than Personal Services to owners of Contracts or Policies indirectly invested in Class 1 Shares of a Fund pursuant to an investor service plan for Class 1 Shares (the “Class 1 Investor Service Plan”) of that Fund that is not adopted pursuant to Rule 12b-1 under the 1940 Act. In the event, and to the extent, that any portion of the expense borne by Class 1 Shares of a Fund pursuant to such an investor service plan is determined to be an indirect use of that Fund’s assets to finance distribution of its Class 1 Shares, the Company and the Fund are authorized and permitted to pay such compensation under this Plan in an amount not to exceed during any fiscal year 0.20% of the average daily net assets of a Fund attributable to Class 1 Shares.

(c) In the event that this Plan is relied upon by the Company and a Fund, appropriate adjustments to compensation for services determined to be Sales Services shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 1 Shares of a Fund in excess of the applicable limits on sales charges under NASD Conduct Rule 2830(d)(3). Likewise, appropriate adjustments to compensation for services determined to be Personal Service shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 1 Shares of a Fund in excess of the applicable limits on service fees under NASD Conduct Rule 2830(d)(5). In this regard, the amount of compensation paid directly or indirectly by a Fund or GEID to any other broker-dealer for Personal Services under this Plan during any fiscal year shall not exceed 0.20% of the average daily net assets of a Fund for that year attributable to Class 1 Shares supporting Contracts or Policies owned by customers of that broker-dealer.

Section 2. Services Provided Under the Plan

(a) The Company, on behalf of the Fund, enters into agreements with each Investor Service Provider (as defined in the Class 1 Investor Service Plan) that receives payments pursuant to the Class 1 Investor Service Plan. Among other things, such agreements include representations of the Investor Service Provider that the services it provides to owners of Contracts and Policies are not Sales Services or Personal Services. However, in recognition of the fact that the Company cannot control the ways in which Investor Service Providers may use payments made to them under the Class 1 Investor Service Plan, this Plan is intended to cover any expense borne by the assets attributable to Class 1 Shares of a Fund pursuant to the Class 1 Investor Service Plan that is used to, or results in, a payment under the Class 1 Investor Service Plan to an Investor Service Provider (as defined in the Class 1 Investor Service Plan) that is determined to be for Sales Services or Personal Services. For purposes of interpreting this Plan, the scope of Sales Services, Investor Services, Personal Services is elaborated below.

(b) “Sales Services” and related expenses include, but are not limited to:

•

compensation (including sales compensation) to and expenses of GEID and any of its officers, sales representatives and employees, including allocable overhead, travel and telephone expenses, who engage in or support promotion of investment in a Fund’s Class 1 Shares;

•	interest expenses and other costs associated with the financing of such compensation and expenses;

•

compensation to GEID, broker-dealers, and other financial intermediaries including, without limitation, the payment of “trail commissions” or other commissions, concessions, or sales compensation, to pay or reimburse them for their services or expenses in connection with promotion of investment in a Fund’s Class 1 Shares;

•	expenses of obtaining information for, and providing explanations to, owners of Contracts and Policies, as well as wholesale and retail distributors of Contracts and Policies regarding a Fund;

•	compensation of sales personnel of broker-dealers or other financial intermediaries in connection with the promotion of investment in a Fund;

•

expenses of printing and mailing of prospectuses, statements of additional information, supplements thereto and shareholder reports for prospective owners of the Contracts and Policies, or current owners who are not currently invested in a Fund’s Class 1 Shares;

•	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials relating to Class 1 Shares of a Fund;

•	expenses of holding seminars and sales meetings designed to promote investment in a Fund’s Class 1 Shares;

•	expenses of training sales personnel regarding a Fund’s Class 1 Shares or the Contracts and Policies; and

•	financing any other activity that the Board of Directors of the Company determines is primarily intended to result in the promotion of investment in a Fund’s Class 1 Shares.

(c) “Investor Services” and related expenses include, but are not limited to, record keeping and other administrative services, such as the following:

•	periodic reporting of information to the Company;

•	printing of shareholder communications and distribution of the same to owners of Contracts and Policies indirectly invested in Class 1 Shares of one or more Funds;

•	preparation, printing and distribution of confirmation and quarterly account statements to owners of Contracts and Policies;

•

printing of proxy statements and other proxy material and distribution of the same to owners of Contracts and Policies indirectly invested in Class 1 Shares of the Funds to which such statements and materials relate;

•	solicitation of Contract owner and Policy owner voting instructions and tabulation of the same;

•	attendance at and participation in meetings of holders of Class 1 Shares of one or more Funds;

•

provision of other administrative support to the Company or Class 1 Shares of the Funds as mutually agreed from time to time between the Company and a service provider as referenced in recital (H) above;

•	maintenance of records of daily transactions in separate account units and computation of the number of Class 1 Shares that must be purchased or redeemed each day to support such transactions;

•	make available to the Company or its agents the records of daily transactions in separate account units;

•	assist the Company in complying with Section 314(b) of the USA Patriot Act;

•	transmission of requests to purchase and redeem Class 1 Shares of the Funds to the Company’s transfer agent or NSCC; and

•	assistance to the Company’s transfer agent in recording the issuance of Class 1 Shares by maintaining a record of daily purchases and redemptions of Class 1 Shares of the Funds.

•	preparation and provision of reports to third-party reporting services.

•

relieve the Company, Class 1 Shares of the Funds, or the Company’s transfer agent of other account maintenance, record keeping, or administrative services generally provided by mutual funds (or their transfer agents) to their shareholders by providing the same to owners of Contracts and Policies.

(d) “Investor Services” and related expenses also include, but are not limited to, Personal Services, such as the following:

•	maintaining accounts for and relationships with such owners of Contracts or Policies;

•	providing investor liaison to such owners of Contracts and Policies, such as responding to their inquiries and providing them with information about their investments.

Section 3. Approval of the Plan and Related Agreements

This Plan will not take effect with respect to the Class 1 Shares of a Fund until the Plan, together with any agreement related to the Plan, has been approved by a majority of the Board of Directors of the Company (the “Board”) as well as a majority vote of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on this Plan and the related agreements.

Section 4. Continuance of the Plan and Related Agreements

This Plan, and each agreement related to the Plan, will continue in effect with respect to a Fund from year to year so long as such continuance is specifically approved annually by the Board and the Independent Directors in the manner described in Section 3 above. The Board will evaluate the appropriateness of this Plan with respect to the Class 1 Shares of a Fund and its payment terms on a continuing basis and in doing so will consider all relevant factors, including the types and extent of distribution and investor services provided by GEID and/or other providers of Sales Services and/or Investor Services and amounts GEID and/or such other providers receive under this Plan. Minutes describing the factors considered and the basis for the Board’s finding that there is a reasonable likelihood that the Plan will benefit a Fund and investors in its Class 1 Shares must be made and preserved in accordance with Section 9 below.

Section 5. Termination of Plan

This Plan may be terminated with respect to the Class 1 Shares of a Fund at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class 1 Shares of the Fund.

Section 6. Agreements Related to the Plan

All agreements with any person relating to implementation of this Plan shall be in writing and shall provide that such agreement: (1) may be terminated for a Fund at any time, without the payment of any penalty, by a majority vote of the Independent Directors, or by a vote of a majority of the outstanding Class 1 Shares of the Fund, on not more than 60 days’ written notice to any other party to the agreement, and (2) shall terminate automatically in the event of its assignment.

Section 7. Amendments

This Plan may not be amended with respect to the Class 1 Shares of a Fund to increase materially the amount of the fees described in Section 1(b) above without the approval of a majority of the outstanding Class 1 Shares of the Fund. In addition, all material amendments to this Plan must be approved by the Board and the Independent Directors in the manner described in Section 3 above.

Section 8. Written Reports

In each year during which this Plan remains in effect with respect to Class 1 Shares of a Fund, the Company shall require GEID to prepare and furnish to the Board, and the Board will review, at least quarterly, a written report, complying with the requirements of Rule 12b-1, which sets out the amounts expended under this Plan and the purposes for which those expenditures were made.

Section 9. Preservation of Materials

The Company will preserve copies of this Plan, any agreement relating to this Plan and any report made pursuant to Section 8 above, for a period of not less than six (6) years (the first two (2) years in an easily accessible place) from the date of this Plan, the agreement or the report.

Section 10. Limitation of Liability

This Plan relates only to the Class 1 Shares of a Fund and the compensation determined in accordance with Section 1 shall be based upon the average daily net assets of the Fund attributable only to Class 1 Shares. No series of the Company’s shares shall be assessed for the liabilities of any other series of the Company.

Section 11. Compliance With Fund Governance Standards

While this Plan is in effect, the Company and the Board will comply with the governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

Section 12. Applicability to Future Funds

If the Company desires to add Class 1 Shares of additional series to the Plan or establish Class 1 Shares of additional series in the future, and this Plan is approved with respect to such Class 1 Shares by vote of the Board and the Independent Directors in the manner described in Section 3 above, as well as by the then-sole shareholder of such Class 1 Shares, this Plan may be amended to provide that such Class 1 Shares will become subject to this Plan and will pay the Plan Fee set forth in Section 1 above. After the adoption of this Plan by the Board with respect to such Class 1 Shares, the term “Funds” under this Plan shall thereafter be deemed to include the Class 1 Shares of those series.

Section 13. Severability

If any provision of the Plan is held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Section 14. Meaning of Certain Terms

As used in this Plan, the terms “assignment” and “interested person” shall have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission. The phrase “majority of the outstanding Class 1 Shares of the Fund” shall have the same meaning as “majority of the outstanding voting securities” has under Section 2(a)(42) of the 1940 Act.

IN WITNESS WHEREOF, the Company, on behalf of each Fund that has designated a class of its shares as Class 1 Shares, has executed this Distribution and Service Plan as of the day and year first above written.

GE INVESTMENTS FUNDS, INC.

By:
Name:
Title:

SCHEDULE A

Total Return Fund

EXHIBIT G

GE INVESTMENTS FUNDS, INC.

DISTRIBUTION AND SERVICE PLAN

FOR CLASS 2 SHARES

May 1, 2009

This Distribution and Service Plan (“Plan”) is adopted by GE Investments Funds, Inc. (the “Company”), a corporation organized under the laws of the Commonwealth of Virginia, with respect to shares designated as Class 2 shares (the “Class 2 Shares”) of each of its series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”).

RECITALS AND DEFINITIONS

(A) GE Asset Management Incorporated (“GEAM”) is the investment adviser to the Company and is responsible for managing the assets of the Funds. GE Investment Distributors, Inc. (“GEID”) is the principal underwriter of the Company’s shares.

(B) Class 2 Shares of the Funds are offered by the Funds to separate accounts of life insurance companies (“Insurance Companies”) as investment options underlying variable annuity contracts (the “Contracts”) or variable life insurance policies (the “Policies”) that are issued by the Insurance Companies.

(C) As used herein, references to owners of Contracts and Policies include participants under group Contracts and Policies if such participants have discretion to allocate purchase payments and transfer Contract or Policy value attributable to them between and among investment options available under the Contracts or Policies.

(D) Each Insurance Company has entered into a participation agreement with the Company and GEID pursuant to which the Insurance Company purchases shares of the Funds for its separate accounts.

(E) This Plan is adopted by the Company pursuant to Rule 12b-1 (“Rule 12b-1”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(F) “Personal Services” refers to the phrase “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and having the meaning given to it in NASD Notices to Members 90-56, 92-41 and 93-12. Personal Services does not include Sales Services.

(G) “Sales Services” shall mean services provided by: (1) GEID related to activities primarily intended to result in the selection by an Insurance Company of Class 2 Shares of a Fund as an investment option in its Contracts or Policies, or (2) GEID or another broker-dealer related to activities primarily intended to result in investment in Class 2 Shares of a Fund by owners of Contracts or Policies. Sales Services does not include Personal Services provided by a broker-dealer to owners of Contracts or Policies who are its customers.

(H) “Investor Services” shall mean: (1) record keeping and other administrative services provided by GEID, another broker-dealer, a retirement plan record keeper or administrator, transfer agent, Insurance Company, third-party administrator for an Insurance Company, or other financial intermediary (“Investor Services Providers”); and (2) Personal Services provided by: GEID or another broker-dealer to owners of Contracts or Policies indirectly invested in Class 2 Shares of a Fund who are its customers.

Section 1. Compensation

(a) The Company, on behalf of each Fund, may compensate GEID for the services provided by it or other providers of the services specified in Section 2 below. The amount of compensation paid during any fiscal year for Sales Services and Investor Services shall not exceed 0.05% of the average daily net assets of a Fund attributable to Class 2 Shares (the “Plan Fee”). The Plan Fee is calculated and accrued daily and paid monthly (or at such other interval as the Board of Directors may determine) by the Company at the annual rate determined by the Board of Directors from time to time.

(b) The Company, on behalf of each Fund, may compensate certain parties for providing certain Investor Services to owners of Contracts or Policies indirectly invested in Class 2 Shares of a Fund pursuant to an investor service plan for Class 2 Shares of that Fund that is not adopted pursuant to Rule 12b-1 under the 1940 Act. In the event, and to the extent, that any portion of the expense borne by Class 2 Shares of a Fund pursuant to such an investor service plan is determined to be an indirect use of that Fund’s assets to finance distribution of its Class 2 Shares, the Company and the Fund are authorized and permitted to pay such compensation under this Plan, in addition to the Plan Fee described in Section 1(a), in an amount not to exceed during any fiscal year 0.20% of the average daily net assets of a Fund attributable to Class 2 Shares.

(c) Payments under this Plan are not tied exclusively to the expenses for distribution and investor services actually incurred by GEID, and the payments may exceed expenses actually incurred by GEID. This Plan does not require GEID to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class 2 Shares.

(d) The Company authorizes GEID, if GEID so elects, to assign to a third party any payments that GEID is entitled to receive for GEID’s services hereunder free and clear of any offset, defense or counterclaim the Company may have against GEID (it being understood that the foregoing does not constitute a waiver of any claim the Company or a Fund may have against GEID); provided, however, that changes or modifications after the date of this Plan to the provisions (or any interpretation thereof) of the 1940 Act, the rules and regulations thereunder or other applicable law may restrict GEID’s right to make such transfer free and clear of any offset, defense or counterclaim.

Section 2. Services Provided Under the Plan in Return for the Plan Fee

(a) The Plan Fee payable with respect to the Class 2 Shares of a Fund is intended to compensate GEID, or enable GEID to compensate other parties, for providing Sales Services as provided in paragraph (b) below, and/or Investor Services as provided in paragraphs (c) and (d) below. The Plan Fee payable with respect to the Class 2 Shares of a Fund also is intended to directly or indirectly compensate other Investor Services Providers for Investor Services as provided in paragraphs (c) and (d).

Appropriate adjustments to compensation for Sales Services shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 2 Shares of a Fund in excess of the applicable limits on sales charges under NASD Conduct Rule 2830(d)(3). Likewise, appropriate adjustments to compensation for the Personal Service component of Investor Services shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 2 Shares of a Fund in excess of the applicable limits on service fees under NASD Conduct Rule 2830(d)(5). In this regard, the amount of compensation paid directly or indirectly by a Fund or GEID to any other broker-dealer for the Personal Service component of Investor Services during any fiscal year shall not exceed 0.05% of the average daily net assets of a Fund for that year attributable to Class 2 Shares supporting Contracts or Policies owned by customers of that broker-dealer.

(b) “Sales Services” and related expenses for which compensation may be paid pursuant to this Plan include, but are not limited to:

•

compensation (including sales compensation) to and expenses of GEID and any of its officers, sales representatives and employees, including allocable overhead, travel and telephone expenses, who engage in or support promotion of investment in a Fund’s Class 2 Shares;

•	interest expenses and other costs associated with the financing of such compensation and expenses;

•

compensation to GEID, broker-dealers, and other financial intermediaries including, without limitation, the payment of “trail commissions” or other commissions, concessions, or sales compensation, to pay or reimburse them for their services or expenses in connection with promotion of investment in a Fund’s Class 2 Shares;

•	expenses of obtaining information for, and providing explanations to, owners of Contracts and Policies, as well as wholesale and retail distributors of Contracts and Policies regarding a Fund;

•	compensation of sales personnel of broker-dealers or other financial intermediaries in connection with the promotion of investment in a Fund;

•

expenses of printing and mailing of prospectuses, statements of additional information, supplements thereto and shareholder reports for prospective owners of the Contracts and Policies, or current owners who are not currently invested in a Fund’s Class 2 Shares;

•	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials relating to Class 2 Shares of a Fund;

•	expenses of holding seminars and sales meetings designed to promote investment in a Fund’s Class 2 Shares;

•	expenses of training sales personnel regarding a Fund’s Class 2 Shares or the Contracts and Policies; and

•	financing any other activity that the Board of Directors of the Company determines is primarily intended to result in the promotion of investment in a Fund’s Class 2 Shares.

(c) “Investor Services” and related expenses for which compensation may be paid pursuant to this Plan include, but are not limited to, record keeping and other administrative services, such as the following:

•	periodic reporting of information to the Company;

•	printing of shareholder communications and distribution of the same to owners of Contracts and Policies indirectly invested in Class 2 Shares of one or more Funds;

•	preparation, printing and distribution of confirmation and quarterly account statements to owners of Contracts and Policies;

•

printing of proxy statements and other proxy material and distribution of the same to owners of Contracts and Policies indirectly invested in Class 2 Shares of the Funds to which such statements and materials relate;

•	solicitation of Contract owner and Policy owner voting instructions and tabulation of the same;

•	attendance at and participation in meetings of holders of Class 2 Shares of one or more Funds;

•

provision of other administrative support to the Company or Class 2 Shares of the Funds as mutually agreed from time to time between the Company and a service provider as referenced in recital (H) above;

•	maintenance of records of daily transactions in separate account units and computation of the number of Class 2 Shares that must be purchased or redeemed each day to support such transactions;

•	make available to the Company or its agents the records of daily transactions in separate account units;

•	assist the Company in complying with Section 314(b) of the USA Patriot Act;

•	transmission of requests to purchase and redeem Class 2 Shares of the Funds to the Company’s transfer agent or NSCC; and

•	assistance to the Company’s transfer agent in recording the issuance of Class 2 Shares by maintaining a record of daily purchases and redemptions of Class 2 Shares of the Funds.

•	preparation and provision of reports to third-party reporting services.

•

relieve the Company, Class 2 Shares of the Funds, or the Company’s transfer agent of other account maintenance, record keeping, or administrative services generally provided by mutual funds (or their transfer agents) to their shareholders by providing the same to owners of Contracts and Policies.

(d) “Investor Services” and related expenses for which compensation may be paid pursuant to this Plan also include, but are not limited to, Personal Services, such as the following:

•	maintaining accounts for and relationships with such owners of Contracts or Policies;

•	providing investor liaison to such owners of Contracts and Policies, such as responding to their inquiries and providing them with information about their investments.

Section 3. Approval of the Plan and Related Agreements

This Plan will not take effect with respect to the Class 2 Shares of a Fund until the Plan, together with any agreement related to the Plan, has been approved by a majority of the Board of Directors of the Company (the “Board”) as well as a majority vote of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on this Plan and the related agreements.

Section 4. Continuance of the Plan and Related Agreements

This Plan, and each agreement related to the Plan, will continue in effect with respect to a Fund from year to year so long as such continuance is specifically approved annually by the Board and the Independent Directors in the manner described in Section 3 above. The Board will evaluate the appropriateness of this Plan with respect to the Class 2 Shares of a Fund and its payment terms on a continuing basis and in doing so will consider all relevant factors, including the types and extent of distribution and investor services provided by GEID and/or other providers of Sales Services and/or Investor Services and amounts GEID and/or such other providers receive under this Plan. Minutes describing the factors considered and the basis for the Board’s finding that there is a reasonable likelihood that the Plan will benefit a Fund and investors in its Class 2 Shares must be made and preserved in accordance with Section 9 below.

Section 5. Termination of Plan

This Plan may be terminated with respect to the Class 2 Shares of a Fund at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class 2 Shares of the Fund.

Section 6. Agreements Related to the Plan

All agreements with any person relating to implementation of this Plan shall be in writing and shall provide that such agreement: (1) may be terminated for a Fund at any time, without the payment of any penalty, by a majority vote of the Independent Directors, or by a vote of a majority of the outstanding Class 2 Shares of the Fund, on not more than 60 days’ written notice to any other party to the agreement, and (2) shall terminate automatically in the event of its assignment.

Section 7. Amendments

This Plan may not be amended with respect to the Class 2 Shares of a Fund to increase materially the amount of the fees described in Section 1(a) or 1(b) above without the approval of a majority of the outstanding Class 2 Shares of the Fund. In addition, all material amendments to this Plan must be approved by the Board and the Independent Directors in the manner described in Section 3 above.

Section 8. Written Reports

In each year during which this Plan remains in effect with respect to Class 2 Shares of a Fund, the Company shall require GEID to prepare and furnish to the Board, and the Board will review, at least quarterly, a written report, complying with the requirements of Rule 12b-1, which sets out the amounts expended under this Plan and the purposes for which those expenditures were made.

Section 9. Preservation of Materials

The Company will preserve copies of this Plan, any agreement relating to this Plan and any report made pursuant to Section 8 above, for a period of not less than six (6) years (the first two (2) years in an easily accessible place) from the date of this Plan, the agreement or the report.

Section 10. Limitation of Liability

This Plan relates only to the Class 2 Shares of a Fund and the compensation determined in accordance with Section 1 shall be based upon the average daily net assets of the Fund attributable only to Class 2 Shares. No series of the Company’s shares shall be assessed for the liabilities of any other series of the Company.

Section 11. Compliance With Fund Governance Standards

While this Plan is in effect, the Company and the Board will comply with the governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

Section 12. Applicability to Future Funds

If the Company desires to add Class 2 Shares of additional series to the Plan or establish Class 2 Shares of additional series in the future, and this Plan is approved with respect to such Class 2 Shares by vote of the Board and the Independent Directors in the manner described in Section 3 above, as well as by the then-sole shareholder of such Class 2 Shares, this Plan may be amended to provide that such Class 2 Shares will become subject to this Plan and will pay the Plan Fee set forth in Section 1 above. After the adoption of this Plan by the Board with respect to such Class 2 Shares, the term “Funds” under this Plan shall thereafter be deemed to include the Class 2 Shares of those series.

Section 13. Severability

If any provision of the Plan is held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Section 14. Meaning of Certain Terms

As used in this Plan, the terms “assignment” and “interested person” shall have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission. The phrase “majority of the outstanding Class 2 Shares of the Fund” shall have the same meaning as “majority of the outstanding voting securities” has under Section 2(a)(42) of the 1940 Act.

IN WITNESS WHEREOF, the Company, on behalf of each Fund that has designated a class of its shares as Class 2 Shares, has executed this Distribution and Service Plan as of the day and year first above written.

GE INVESTMENTS FUNDS, INC.

By:
Name:
Title:

SCHEDULE A

Total Return Fund

EXHIBIT H

GE INVESTMENTS FUNDS, INC.

DISTRIBUTION AND SERVICE PLAN

FOR CLASS 3 SHARES

May 1, 2009

This Distribution and Service Plan (“Plan”) is adopted by GE Investments Funds, Inc. (the “Company”), a corporation organized under the laws of the Commonwealth of Virginia, with respect to shares designated as Class 3 shares (the “Class 3 Shares”) of each of its series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”).

RECITALS AND DEFINITIONS

(A) GE Asset Management Incorporated (“GEAM”) is the investment adviser to the Company and is responsible for managing the assets of the Funds. GE Investment Distributors, Inc. (“GEID”) is the principal underwriter of the Company’s shares.

(B) Class 3 Shares of the Funds are offered by the Funds to separate accounts of life insurance companies (“Insurance Companies”) as investment options underlying variable annuity contracts (the “Contracts”) or variable life insurance policies (the “Policies”) that are issued by the Insurance Companies.

(C) As used herein, references to owners of Contracts and Policies include participants under group Contracts and Policies if such participants have discretion to allocate purchase payments and transfer Contract or Policy value attributable to them between and among investment options available under the Contracts or Policies.

(D) Each Insurance Company has entered into a participation agreement with the Company and GEID pursuant to which the Insurance Company purchases shares of the Funds for its separate accounts.

(E) This Plan is adopted by the Company pursuant to Rule 12b-1 (“Rule 12b-1”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(F) “Personal Services” refers to the phrase “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and having the meaning given to it in NASD Notices to Members 90-56, 92-41 and 93-12. Personal Services does not include Sales Services.

(G) “Sales Services” shall mean services provided by: (1) GEID related to activities primarily intended to result in the selection by an Insurance Company of Class 3 Shares of a Fund as an investment option in its Contracts or Policies, or (2) GEID or another broker-dealer related to activities primarily intended to result in investment in Class 3 Shares of a Fund by owners of Contracts or Policies. Sales Services does not include Personal Services provided by a broker-dealer to owners of Contracts or Policies who are its customers.

(H) “Investor Services” shall mean: (1) record keeping and other administrative services provided by GEID, another broker-dealer, a retirement plan record keeper or administrator, transfer agent, Insurance Company, third-party administrator for an Insurance Company, or other financial intermediary (“Investor Services Providers”); and (2) Personal Services provided by GEID or another broker-dealer to owners of Contracts or Policies indirectly invested in Class 3 Shares of a Fund who are its customers.

Section 1. Compensation

(a) The Company, on behalf of each Fund, may compensate GEID for the services provided by it or other providers of the services specified in Section 2 below. The amount of compensation paid during any fiscal year for Sales Services and Investor Services shall not exceed 0.25% of the average daily net assets of a Fund attributable to Class 3 Shares (the “Plan Fee”). The Plan Fee is calculated and accrued daily and paid monthly (or at such other interval as the Board of Directors may determine) by the Company at the annual rate determined by the Board of Directors from time to time.

(b) The Company, on behalf of each Fund, may compensate certain parties for providing certain Investor Services to owners of Contracts or Policies indirectly invested in Class 3 Shares of a Fund pursuant to an investor service plan for Class 3 Shares of that Fund that is not adopted pursuant to Rule 12b-1 under the 1940 Act. In the event, and to the extent, that any portion of the expense borne by Class 3 Shares of a Fund pursuant to such an investor service plan is determined to be an indirect use of that Fund’s assets to finance distribution of its Class 3 Shares, the Company and the Fund are authorized and permitted to pay such compensation under this Plan, in addition to the Plan Fee described in Section 1(a) above, in an amount not to exceed during any fiscal year 0.20% of the average daily net assets of a Fund attributable to Class 3 Shares.

(c) Payments under this Plan are not tied exclusively to the expenses for distribution and investor services actually incurred by GEID, and the payments may exceed expenses actually incurred by GEID. This Plan does not require GEID to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class 3 Shares.

(d) The Company authorizes GEID, if GEID so elects, to assign to a third party any payments that GEID is entitled to receive for GEID’s services hereunder free and clear of any offset, defense or counterclaim the Company may have against GEID (it being understood that the foregoing does not constitute a waiver of any claim the Company or a Fund may have against GEID); provided, however, that changes or modifications after the date of this Plan to the provisions (or any interpretation thereof) of the 1940 Act, the rules and regulations thereunder or other applicable law may restrict GEID’s right to make such transfer free and clear of any offset, defense or counterclaim.

Section 2. Services Provided Under the Plan in Return for the Plan Fee

(a) The Plan Fee payable with respect to the Class 3 Shares of a Fund is intended to compensate GEID, or enable GEID to compensate other parties, for providing Sales Services as provided in paragraph (b) below, and/or Investor Services as provided in paragraphs (c) and (d) below. The Plan Fee payable with respect to the Class 3 Shares of a Fund also is intended to directly or indirectly compensate other Investor Services Providers for Investor Services as provided in paragraphs (c) and (d).

Appropriate adjustments to compensation for Sales Services shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 3 Shares of a Fund in excess of the applicable limits on sales charges under NASD Conduct Rule 2830(d)(3). Likewise, appropriate adjustments to compensation for the Personal Service component of Investor Services shall be made wherever necessary to ensure that no payment is made by the Company on behalf of Class 3 Shares of a Fund in excess of the applicable limits on service fees under NASD Conduct Rule 2830(d)(5). In this regard, the amount of compensation paid directly or indirectly by a Fund or GEID to any other broker-dealer for the Personal Service component of Investor Services during any fiscal year shall not exceed 0.25% of the average daily net assets of a Fund for that year attributable to Class 3 Shares supporting Contracts or Policies owned by customers of that broker-dealer.

(b) “Sales Services” and related expenses for which compensation may be paid pursuant to this Plan include, but are not limited to:

•

compensation (including sales compensation) to and expenses of GEID and any of its officers, sales representatives and employees, including allocable overhead, travel and telephone expenses, who engage in or support promotion of investment in a Fund’s Class 3 Shares;

•	interest expenses and other costs associated with the financing of such compensation and expenses;

•

compensation to GEID, broker-dealers, and other financial intermediaries including, without limitation, the payment of “trail commissions” or other commissions, concessions, or sales compensation, to pay or reimburse them for their services or expenses in connection with promotion of investment in a Fund’s Class 3 Shares;

•	expenses of obtaining information for, and providing explanations to, owners of Contracts and Policies, as well as wholesale and retail distributors of Contracts and Policies regarding a Fund;

•	compensation of sales personnel of broker-dealers or other financial intermediaries in connection with the promotion of investment in a Fund;

•

expenses of printing and mailing of prospectuses, statements of additional information, supplements thereto and shareholder reports for prospective owners of the Contracts and Policies, or current owners who are not currently invested in a Fund’s Class 3 Shares;

•	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials relating to Class 3 Shares of a Fund;

•	expenses of holding seminars and sales meetings designed to promote investment in a Fund’s Class 3 Shares;

•	expenses of training sales personnel regarding a Fund’s Class 3 Shares or the Contracts and Policies; and

•	financing any other activity that the Board of Directors of the Company determines is primarily intended to result in the promotion of investment in a Fund’s Class 3 Shares.

(c) “Investor Services” and related expenses for which compensation may be paid pursuant to this Plan include, but are not limited to, record keeping and other administrative services, such as the following:

•	periodic reporting of information to the Company;

•	printing of shareholder communications and distribution of the same to owners of Contracts and Policies indirectly invested in Class 3 Shares of one or more Funds;

•	preparation, printing and distribution of confirmation and quarterly account statements to owners of Contracts and Policies;

•

printing of proxy statements and other proxy material and distribution of the same to owners of Contracts and Policies indirectly invested in Class 3 Shares of the Funds to which such statements and materials relate;

•	solicitation of Contract owner and Policy owner voting instructions and tabulation of the same;

•	attendance at and participation in meetings of holders of Class 3 Shares of one or more Funds;

•

provision of other administrative support to the Company or Class 3 Shares of the Funds as mutually agreed from time to time between the Company and a service provider as referenced in recital (H) above;

•	maintenance of records of daily transactions in separate account units and computation of the number of Class 3 Shares that must be purchased or redeemed each day to support such transactions;

•	make available to the Company or its agents the records of daily transactions in separate account units;

•	assist the Company in complying with Section 314(b) of the USA Patriot Act;

•	transmission of requests to purchase and redeem Class 3 Shares of the Funds to the Company’s transfer agent or NSCC; and

•	assistance to the Company’s transfer agent in recording the issuance of Class 3 Shares by maintaining a record of daily purchases and redemptions of Class 3 Shares of the Funds.

•	preparation and provision of reports to third-party reporting services.

•

relieve the Company, Class 3 Shares of the Funds, or the Company’s transfer agent of other account maintenance, record keeping, or administrative services generally provided by mutual funds (or their transfer agents) to their shareholders by providing the same to owners of Contracts and Policies.

(d) “Investor Services” and related expenses for which compensation may be paid pursuant to this Plan also include, but are not limited to, Personal Services, such as the following:

•	maintaining accounts for and relationships with such owners of Contracts or Policies;

•	providing investor liaison to such owners of Contracts and Policies, such as responding to their inquiries and providing them with information about their investments.

Section 3. Approval of the Plan and Related Agreements

This Plan will not take effect with respect to the Class 3 Shares of a Fund until the Plan, together with any agreement related to the Plan, has been approved by a majority of the Board of Directors of the Company (the “Board”) as well as a majority vote of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on this Plan and the related agreements.

Section 4. Continuance of the Plan and Related Agreements

This Plan, and each agreement related to the Plan, will continue in effect with respect to a Fund from year to year so long as such continuance is specifically approved annually by the Board and the Independent Directors in the manner described in Section 3 above. The Board will evaluate the appropriateness of this Plan with respect to the Class 3 Shares of a Fund and its payment terms on a continuing basis and in doing so will consider all relevant factors, including the types and extent of distribution and investor services provided by GEID and/or other providers of Sales Services and/or Investor Services and amounts GEID and/or such other providers receive under this Plan. Minutes describing the factors considered and the basis for the Board’s finding that there is a reasonable likelihood that the Plan will benefit a Fund and investors in its Class 3 Shares must be made and preserved in accordance with Section 9 below.

Section 5. Termination of Plan

This Plan may be terminated with respect to the Class 3 Shares of a Fund at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class 3 Shares of the Fund.

Section 6. Agreements Related to the Plan

All agreements with any person relating to implementation of this Plan shall be in writing and shall provide that such agreement: (1) may be terminated for a Fund at any time, without the payment of any penalty, by a majority vote of the Independent Directors, or by a vote of a majority of the outstanding Class 3 Shares of the Fund, on not more than 60 days’ written notice to any other party to the agreement, and (2) shall terminate automatically in the event of its assignment.

Section 7. Amendments

This Plan may not be amended with respect to the Class 3 Shares of a Fund to increase materially the amount of the fees described in Section 1(a) or 1(b) above without the approval of a majority of the outstanding Class 3 Shares of the Fund. In addition, all material amendments to this Plan must be approved by the Board and the Independent Directors in the manner described in Section 3 above.

Section 8. Written Reports

In each year during which this Plan remains in effect with respect to Class 3 Shares of a Fund, the Company shall require GEID to prepare and furnish to the Board, and the Board will review, at least quarterly, a written report, complying with the requirements of Rule 12b-1, which sets out the amounts expended under this Plan and the purposes for which those expenditures were made.

Section 9. Preservation of Materials

The Company will preserve copies of this Plan, any agreement relating to this Plan and any report made pursuant to Section 8 above, for a period of not less than six (6) years (the first two (2) years in an easily accessible place) from the date of this Plan, the agreement or the report.

Section 10. Limitation of Liability

This Plan relates only to the Class 3 Shares of a Fund and the compensation determined in accordance with Section 1 shall be based upon the average daily net assets of the Fund attributable only to Class 3 Shares. No series of the Company’s shares shall be assessed for the liabilities of any other series of the Company.

Section 11. Compliance With Fund Governance Standards

While this Plan is in effect, the Company and the Board will comply with the governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

Section 12. Applicability to Future Funds

If the Company desires to add Class 3 Shares of additional series to the Plan or establish Class 3 Shares of additional series in the future, and this Plan is approved with respect to such Class 3 Shares by vote of the Board and the Independent Directors in the manner described in Section 3 above, as well as by the then-sole shareholder of such Class 3 Shares, this Plan may be amended to provide that such Class 3 Shares will become subject to this Plan and will pay the Plan Fee set forth in Section 1 above. After the adoption of this Plan by the Board with respect to such Class 3 Shares, the term “Funds” under this Plan shall thereafter be deemed to include the Class 3 Shares of those series.

Section 13. Severability

If any provision of the Plan is held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Section 14. Meaning of Certain Terms

As used in this Plan, the terms “assignment” and “interested person” shall have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission. The phrase “majority of the outstanding Class 3 Shares of the Fund” shall have the same meaning as “majority of the outstanding voting securities” has under Section 2(a)(42) of the 1940 Act.

IN WITNESS WHEREOF, the Company, on behalf of each Fund that has designated a class of its shares as Class 3 Shares, has executed this Distribution and Service Plan as of the day and year first above written.

GE INVESTMENTS FUNDS, INC.

By:
Name:
Title:

SCHEDULE A

Total Return Fund

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

[GRAPHIC APPEARS HERE]

ALL VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

VOTING INSTRUCTION FORM

This Voting Instruction Form is being solicited by your insurance company (the “Insurance Company”) on behalf of the Board of Directors of the GE Investments

Funds, Inc., for a Special Meeting of Shareholders of the Total Return Fund, a series of the GE Investments Funds, Inc., to be held on April 9, 2009

The undersigned hereby instructs the Insurance Company to vote the shares of the Total Return Fund (the “Fund”), a series of the GE Investments Funds, Inc., to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 9, 2009, to vote as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Fund’s Proxy Statement. The shares represented herein will be voted as instructed on the reverse side of this Voting Instruction Form.

Unless indicated to the contrary, this Voting Instruction Form shall be deemed to grant authority to vote “FOR” the proposals.

Voting Instruction Form must be signed and dated below.

Dated            2009

Signature(s) (if held jointly)

(Please sign in box)

Note: Please sign exactly as your name appears on the Voting Instruction Form. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

rv-getr-VIC m

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

To Vote by Telephone

1) Read the Proxy Statement and have the

Voting Instruction Form at hand.

2) Call toll-free 1-888-221-0697.

3) Follow the recorded instructions.

To Vote by Internet

1) Read the Proxy Statement and have the

Voting Instruction Form at hand.

2) Go to www.proxyweb.com.

3) Follow the on-line instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on reverse side.

3) Sign, date and return the Voting Instruction

Form in the enclosed envelope provided.

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN

THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING

INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

0X

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

FOR ALL

0

F O R

0

0

To vote all proposals in accordance with management recommendations, please check the box to the right.

To vote each proposal separately, please use these boxes.

AGAINST

0

0

ABSTAIN

0

0

1.

To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

To approve the following changes in certain of the Fund’s investment policies:

2.

3.

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

A.

Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B.

Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C.

Amendment of the Fund’s investment policy on senior securities.

D.

Amendment of the Fund’s investment policy on real estate investments.

E.

Amendment of the Fund’s investment policies on making loans.

F.

Amendment of the Fund’s investment policies on borrowing.

G.

Amendment of the Fund’s investment policies on diversification.

H.

Amendment of the Fund’s investment policy on concentration of investments.

I.

Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4.

To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5A.

For Class 1 shares, to approve a new 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

0

0

0

6.

To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE

5A

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN

THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING

INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

0X

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

FOR ALL

0

F O R

To vote all proposals in accordance with management recommendations, please check the box to the right.

AGAINST

ABSTAIN

To vote each proposal separately, please use these boxes.

0

0

0

0

0

0

1.

To approve the use of a “manager of managers” arrangement whereby GEAsset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

To approve the following changes in certain of the Fund’s investment policies:

2.

3.

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

A.

Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B.

Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C.

Amendment of the Fund’s investment policy on senior securities.

D.

Amendment of the Fund’s investment policy on real estate investments.

E.

Amendment of the Fund’s investment policies on making loans.

F.

Amendment of the Fund’s investment policies on borrowing.

G.

Amendment of the Fund’s investment policies on diversification.

H.

Amendment of the Fund’s investment policy on concentration of investments.

I.

Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4.

To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

For Class 2 shares, to approve an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

0

0

0

5B.

6.

To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE

5B

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN

THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING

INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

0X

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

FOR ALL

0

F O R

To vote all proposals in accordance with management recommendations, please check the box to the right.

AGAINST

ABSTAIN

To vote each proposal separately, please use these boxes.

0

0

0

0

0

0

1.

To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

To approve the following changes in certain of the Fund’s investment policies:

2.

3.

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

A.

Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B.

Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C.

Amendment of the Fund’s investment policy on senior securities.

D.

Amendment of the Fund’s investment policy on real estate investments.

E.

Amendment of the Fund’s investment policies on making loans.

F.

Amendment of the Fund’s investment policies on borrowing.

G.

Amendment of the Fund’s investment policies on diversification.

H.

Amendment of the Fund’s investment policy on concentration of investments.

I.

Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4.

To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

For Class 3 shares, to approve an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

0

0

0

5C.

6.

To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE

5C

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN

THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING

INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

0X

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

FOR ALL

0

F O R

To vote all proposals in accordance with management recommendations, please check the box to the right.

AGAINST

ABSTAIN

To vote each proposal separately, please use these boxes.

0

0

0

0

0

0

1.

To approve the use of a “manager of managers” arrangement whereby GEAsset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

To approve the following changes in certain of the Fund’s investment policies:

2.

3.

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

0

A.

Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

B.

Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

C.

Amendment of the Fund’s investment policy on senior securities.

D.

Amendment of the Fund’s investment policy on real estate investments.

E.

Amendment of the Fund’s investment policies on making loans.

F.

Amendment of the Fund’s investment policies on borrowing.

G.

Amendment of the Fund’s investment policies on diversification.

H.

Amendment of the Fund’s investment policy on concentration of investments.

I.

Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4.

To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5D.

Not Applicable

6.

To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE

5D

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

GE INVESTMENT FUNDS, INC. - TOTAL RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS APRIL 9, 2009 PROXY SOLICITED ON BEHALF OF DIRECTORS

The undersigned holder of shares of interest of the above-referenced Fund (the “Fund”), hereby appoints Jeanne M. LaPorta and Joon Won Choe each of them separately, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 9, 2009 at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 P.M., Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Proxy Ballot must be signed and dated below.

Dated 2009

Signature(s) (if held jointly) (Please sign in box)

Note: Please sign exactly as your name appears on the Proxy Ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. rv-getr-m

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.

FOR

0

To vote each proposal separately, please use these boxes. FOR AGAINST ABSTAIN

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. 0 0 0

2. To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments. 0 0 0

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy. 0 0 0

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments. 0 0 0

C. Amendment of the Fund’s investment policy on senior securities.

0 0 0

D. Amendment of the Fund’s investment policy on real estate investments.

E Amendment of the Fund’s investment policies on making loans. 0 0 0

F. Amendment of the Fund’s investment policies on borrowing. 0 0 0

G. Amendment of the Fund’s investment policies on diversification. 0 0 0

H. Amendment of the Fund’s investment policy on concentration of investments.

0 0 0

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to 0 0 0 increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5A. For Class 1 shares, to approve a new 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. 0 0 0

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE 5A

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.

FOR

To vote all proposals in accordance with management recommendations, please check the box to the right. 0

To vote each proposal separately, please use these boxes. FOR AGAINST ABSTAIN

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. 0 0 0

2. of To the approve Fund a allocated new Sub-Advisory by GEAM Agreement to be invested with in Urdang real estate Securities related Management, investments. Inc. (“Urdang”), whereby Urdang will manage those assets 0 0 0

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy. 0 0 0

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments. 0 0 0

C. Amendment of the Fund’s investment policy on senior securities.

0 0 0

D. Amendment of the Fund’s investment policy on real estate investments.

E Amendment of the Fund’s investment policies on making loans. 0 0 0

F. Amendment of the Fund’s investment policies on borrowing. 0 0 0

G. Amendment of the Fund’s investment policies on diversification. 0 0 0

H. Amendment of the Fund’s investment policy on concentration of investments.

0 0 0

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

0 0 0

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5B. For Class 2 shares, to approve an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. 0 0 0

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE 5B

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.

FOR

To vote all proposals in accordance with management recommendations, please check the box to the right. 0

To vote each proposal separately, please use these boxes. FOR AGAINST ABSTAIN

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. 0 0 0

2. of To the approve Fund a allocated new Sub-Advisory by GEAM Agreement to be invested with in Urdang real estate Securities related Management, investments. Inc. (“Urdang”), whereby Urdang will manage those assets 0 0 0

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy. 0 0 0

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments. 0 0 0

C. Amendment of the Fund’s investment policy on senior securities.

0 0 0

D. Amendment of the Fund’s investment policy on real estate investments.

E Amendment of the Fund’s investment policies on making loans. 0 0 0

F. Amendment of the Fund’s investment policies on borrowing. 0 0 0

G. Amendment of the Fund’s investment policies on diversification. 0 0 0

H. Amendment of the Fund’s investment policy on concentration of investments.

0 0 0

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

0 0 0

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5C. For Class 3 shares, to approve an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. 0 0 0

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE 5C

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY APRIL 8, 2009 TO BE COUNTED.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.

FOR

To vote all proposals in accordance with management recommendations, please check the box to the right. 0

To vote each proposal separately, please use these boxes. FOR AGAINST ABSTAIN

1. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. 0 0 0

2. of To the approve Fund a allocated new Sub-Advisory by GEAM Agreement to be invested with in Urdang real estate Securities related Management, investments. Inc. (“Urdang”), whereby Urdang will manage those assets 0 0 0

3. To approve the following changes in certain of the Fund’s investment policies:

A. Amendment of the Fund’s investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy. 0 0 0

B. Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments. 0 0 0

C. Amendment of the Fund’s investment policy on senior securities.

0 0 0

D. Amendment of the Fund’s investment policy on real estate investments.

E Amendment of the Fund’s investment policies on making loans. 0 0 0

F. Amendment of the Fund’s investment policies on borrowing. 0 0 0

G. Amendment of the Fund’s investment policies on diversification. 0 0 0

H. Amendment of the Fund’s investment policy on concentration of investments.

0 0 0

I. Amendment of the Fund’s policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

0 0 0

4. To approve an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

5. Not Applicable

6. To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON REVERSE SIDE 5D